                                                                    EXHIBIT 4.13

================================================================================



                          EXODUS COMMUNICATIONS, INC.
                                   As Issuer


                  TO CHASE MANHATTAN BANK AND TRUST COMPANY,
                             NATIONAL ASSOCIATION
                                  As Trustee



                                   INDENTURE

                         Dated as of December 1, 1999



               DOLLAR DENOMINATED 10 3/4% SENIOR NOTES DUE 2009
                EURO DENOMINATED 10 3/4% SENIOR NOTES DUE 2009



================================================================================

                               TABLE OF CONTENTS

                                                                                                                        Page
                                                                                                                        ----
RECITALS OF THE ISSUER................................................................................................     1
     ARTICLE ONE  Definitions and Other Provisions of General Application.............................................     1
          SECTION 101.  Definitions...................................................................................     1
          SECTION 102.  Compliance Certificates and Opinions..........................................................    22
          SECTION 103.  Form of Documents Delivered to Trustee........................................................    22
          SECTION 104.  Acts of Holders; Record Date..................................................................    23
          SECTION 105.  Notices, Etc., to Trustee and Issuer..........................................................    25
          SECTION 106.  Notice to Holders; Waiver.....................................................................    25
          SECTION 107.  Conflict with Trust Indenture Act.............................................................    26
          SECTION 108.  Effect of Headings and Table of Contents......................................................    26
          SECTION 109.  Successors and Assigns........................................................................    26
          SECTION 110.  Separability Clause...........................................................................    26
          SECTION 111.  Benefits of Indenture.........................................................................    26
          SECTION 112.  Governing Law.................................................................................    26
          SECTION 113.  Legal Holidays................................................................................    26

     ARTICLE TWO  Security Forms......................................................................................    26
          SECTION 201.  Forms Generally; Initial Forms of Rule 144A and Regulation S Securities.......................    27
          SECTION 202.  Form of Face of Security......................................................................    27
          SECTION 203.  Form of Reverse of Security...................................................................    30
          SECTION 204.  Form of Trustee's Certificate of Authentication...............................................    35

     ARTICLE THREE  The Securities....................................................................................    35
          SECTION 301.  Title and Terms...............................................................................    35
          SECTION 302.  Denominations.................................................................................    36
          SECTION 303.  Execution, Authentication, Delivery and Dating................................................    36
          SECTION 304.  Temporary Securities..........................................................................    37
          SECTION 305.  Global Securities.............................................................................    38
          SECTION 306.  Registration, Registration of Transfer and Exchange Generally; Restrictions on Transfer and
                        Exchange; Securities Act Legends..............................................................    39
          SECTION 307.  Mutilated, Destroyed, Lost and Stolen Securities..............................................    43
          SECTION 308.  Payment of Interest; Interest Rights Preserved................................................    43
          SECTION 309.  Persons Deemed Owners.........................................................................    44
          SECTION 310.  Cancellation..................................................................................    45
          SECTION 311.  CUSIP Numbers.................................................................................    45
          SECTION 312.  Computation of Interest.......................................................................    45

     ARTICLE FOUR  Satisfaction and Discharge.. .....................................................................     45
          SECTION 401.  Satisfaction and Discharge of Indenture.......................................................    45
          SECTION 402.  Application of Trust Money....................................................................    46

     ARTICLE FIVE  Remedies..........................................................................................     47
          SECTION 501.  Events of Default.............................................................................    47
          SECTION 502.  Acceleration of Maturity; Rescission and Annulment............................................    48
          SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee...............................    49
          SECTION 504.  Trustee May File Proofs of Claim..............................................................    50
          SECTION 505.  Trustee May Enforce Claims Without Possession of Securities...................................    50
          SECTION 506.  Application of Money Collected................................................................    51

          SECTION 507.  Limitation on Suits...........................................................................    51
          SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest.....................    52
          SECTION 509.  Restoration of Rights and Remedies............................................................    52
          SECTION 510.  Rights and Remedies Cumulative................................................................    52
          SECTION 511.  Delay or Omission Not Waiver..................................................................    52
          SECTION 512.  Control by Holders............................................................................    52
          SECTION 513.  Waiver of Past Defaults.......................................................................    53
          SECTION 514.  Undertaking for Costs.........................................................................    53
          SECTION 515.  Waiver of Stay, or Extension Laws.............................................................    53

     ARTICLE SIX  The Trustee........................................................................................     54
          SECTION 601.  Certain Duties and Responsibilities...........................................................    54
          SECTION 602.  Notice of Defaults............................................................................    55
          SECTION 603.  Certain Rights of Trustee.....................................................................    55
          SECTION 604.  Not Responsible for Recitals or Issuance of Securities........................................    56
          SECTION 605.  May Hold Securities...........................................................................    56
          SECTION 606.  Money Held in Trust...........................................................................    56
          SECTION 607.  Compensation and Reimbursement................................................................    56
          SECTION 608.  Disqualification; Conflicting Interests.......................................................    57
          SECTION 609.  Corporate Trustee Required; Eligibility.......................................................    57
          SECTION 610.  Resignation and Removal; Appointment of Successor.............................................    58
          SECTION 611.  Acceptance of Appointment by Successor........................................................    59
          SECTION 612.  Merger, Conversion, Consolidation or Succession to Business...................................    59
          SECTION 613.  Preferential Collection of Claims Against Issuer..............................................    60
          SECTION 614.  Appointment of Authenticating Agent...........................................................    60

     ARTICLE SEVEN  Holders' Lists and Reports by Trustee and Issuer.................................................     61
          SECTION 701.  Issuer to Furnish Trustee Names and Addresses of Holders......................................    61
          SECTION 702.  Preservation of Information; Communications to Holders........................................    61
          SECTION 703.  Reports by Trustee............................................................................    62
          SECTION 704.  Reports by the Issuer.........................................................................    62

     ARTICLE EIGHT  Consolidation, Merger, Conveyance, Transfer or Lease.............................................     63
          SECTION 801.  Issuer may Consolidate, Etc. Only on Certain Terms............................................    63
          SECTION 802.  Successor Substituted.........................................................................    64

     ARTICLE NINE  Supplemental Indentures...........................................................................     64
          SECTION 901.  Supplemental Indentures Without Consent of Holders............................................    64
          SECTION 902.  Supplemental Indentures with Consent of Holders...............................................    64
          SECTION 903.   Execution of Supplemental Indentures.........................................................    65
          SECTION 904.  Effect of Supplemental Indentures.............................................................    65
          SECTION 905.  Conformity with Trust Indenture Act...........................................................    65
          SECTION 906.  Reference in Securities to Supplemental Indentures............................................    66

     ARTICLE TEN  Covenants..........................................................................................     66
          SECTION 1001.  Payment of Principal, Premium and Interest...................................................    66
          SECTION 1002.  Maintenance of Office or Agency..............................................................    66
          SECTION 1003.  Money for Security Payments to Be Held in Trust..............................................    66
          SECTION 1004.  Existence....................................................................................    67
          SECTION 1005.  Maintenance of Properties....................................................................    68
          SECTION 1006.  Payment of Taxes and Other Claims............................................................    68
          SECTION 1007.  Maintenance of Insurance.....................................................................    68
          SECTION 1008.  Limitation on Debt...........................................................................    68
          SECTION 1009. Limitation on Sale-Leaseback Transactions.....................................................    70

          SECTION 1010.  Limitation on Guarantees of Issuer Debt by Restricted Subsidiaries...........................    70
          SECTION 1011.  Limitation on Restricted Payments............................................................    71
          SECTION 1012.  Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries......    74
          SECTION 1013.  Limitation on Liens..........................................................................    75
          SECTION 1014.  Limitation on Issuance of Capital Stock of Restricted Subsidiaries...........................    76
          SECTION 1015.  Asset Sales..................................................................................    77
          SECTION 1016.  Change of Control............................................................................    78
          SECTION 1017.  Transactions with Affiliates and Related Persons.............................................    79
          SECTION 1018.  Unrestricted Subsidiaries....................................................................    79
          SECTION 1019.  Provision of Financial Information...........................................................    80
          SECTION 1020.  Statement by Officers as to Default; Compliance Certificates.................................    80
          SECTION 1021.  Waiver of Certain Covenants..................................................................    81

     ARTICLE ELEVEN  Redemption of Securities.........................................................................    81
          SECTION 1101.  Right of Redemption..........................................................................    81
          SECTION 1102.  Applicability of Article.....................................................................    81
          SECTION 1103.  Election to Redeem; Notice to Trustee........................................................    81
          SECTION 1104.  Selection by Trustee of Securities to Be Redeemed............................................    82
          SECTION 1105.  Notice of Redemption.........................................................................    82
          SECTION 1106.  Deposit of Redemption Price..................................................................    83
          SECTION 1107.  Securities Payable on Redemption Date........................................................    83
          SECTION 1108.  Securities Redeemed in Part..................................................................    83

     ARTICLE TWELVE  Defeasance and Covenant Defeasance...............................................................    84
          SECTION 1201.  Issuer's Option to Effect Defeasance or Covenant Defeasance..................................    84
          SECTION 1202.  Defeasance and Discharge.....................................................................    84
          SECTION 1203.  Covenant Defeasance..........................................................................    84
          SECTION 1204.  Conditions to Defeasance or Covenant Defeasance..............................................    85
          SECTION 1205.  Deposited Money and U.S. Government Obligations to Be Held in Trust; Other
                         Miscellaneous Provisions                                                                         86
          SECTION 1206.  Reinstatement................................................................................    87

                               TABLE OF CONTENTS
                                  (continued)

                                                                           Page
                                                                           ----

                               TABLE OF CONTENTS
                                  (continued)

                                                                        Page
                                                                        ----
ANNEX A   -  Form of Regulation S Certificate.......................    A-1
ANNEX B   -  Form of Restricted Securities Certificate..............    B-1
ANNEX C   -  Form of Unrestricted Securities Certificate............    C-1

EXHIBIT A -  Form of Exchange and Registration Rights Agreement

                          Exodus Communications, Inc.
              Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of December 1, 1999


Trust Indenture                                                  Indenture
Act Section                                                        Section
-----------                                                        -------

(S) 310(a)(1).............................................             609
         (a)(2)...........................................             609
         (a)(3)...........................................  Not Applicable
         (a)(4)...........................................  Not Applicable
         (b)..............................................             608
         .................................................             610
(S) 311(a)................................................             613
         (b)..............................................             613
(S) 312(a)................................................             701
         .................................................             702
         (b)..............................................             702
         (c)..............................................             702
         (b)..............................................             703
         (c)..............................................             703
         (d)..............................................             703
(S) 314(a)................................................             704
         (a)(4)...........................................            1022
         (b)..............................................            1302
         (c)(1)...........................................            1022
         (c)(2)...........................................            1020
         (c)(3)...........................................  Not Applicable
         (d)..............................................            1303
         (e)..............................................            1020

______________________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                                    Indenture
Act Section                                                          Section
-----------                                                          -------

(S) 315(a)..................................................             601
         (b)................................................             602
         (c)................................................             601
         (d)................................................             601
         (d)(1).............................................             514
         (e)................................................             514
(S) 316(a)..................................................             502
         (a)(1)(A)..........................................             512
         (a)(1)(B)..........................................             513
         (a)(2).............................................  Not Applicable
         (b)................................................             508
(S) 317(a)(1)...............................................             503
         (a)(2).............................................             504
         (b)................................................            1003
(S) 318(a)..................................................             107


___________________
Note:  This reconciliation and tie shall not

     INDENTURE, dated as of December 1, 1999, between Exodus Communications, Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal executive offices at 2831 Mission College Boulevard, Santa Clara, California 95054 (the "Issuer"), and Chase Manhattan Bank and Trust Company, National Association, a national banking association, as Trustee (herein called the "Trustee") having its principal executive offices at 101 California Street, Suite 2725, San Francisco, CA 94111.

                                  RECITALS OF THE ISSUER

     The Issuer has duly authorized the creation of an issue of its Dollar Denominated 10 3/4 Senior Notes due 2009 (the "Dollar Securities") and the Euro Denominated 10 3/4 Senior Notes due 2009 (the "Euro Securities" and together with the Dollar Securities, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Securities may consist of Original Securities, Additional Securities and/or Exchange Securities, each as defined herein. The Original Securities, Additional Securities and Exchange Securities, as well as Dollar Securities and Euro Securities, shall rank pari passu with one another and shall together constitute a single class and series of securities.

     All things necessary to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application

     SECTION 101.  Definitions.  For all purposes of this Indenture, except as
                   -----------
otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as consistently applied by the Issuer at the Closing Date;

          (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles but shall not include the accounts of Unrestricted Subsidiaries, except to the extent of dividends and distributions actually paid to an Issuer or a Restricted Subsidiary;

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (6) unless the context otherwise requires, any reference to a "Clause," an "Article" or a "Section", or to an "Annex" or a "Schedule", refers to a Clause, an Article or Section of, or to an Annex or a Schedule attached to, this Indenture, as the case may be; and

          (7) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Acquisition Debt" means Debt of a Person existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with an Asset Acquisition, and not Incurred in connection with, or in anticipation of, such Person becoming a Restricted Subsidiary or such Asset Acquisition.

     "Additional Securities" means Dollar Securities issued by the Issuer after the Closing Date subject to the terms and conditions of this Indenture in an aggregate principal amount not to exceed $100.0 million and any Dollar Securities of like terms and tenor issued in exchange therefor (including any Successor Securities in respect thereof).

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means any member of, or participant in, a Depositary.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of any Depositary for such Security, Euroclear and Cedelbank, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

     "Asset Acquisition" means an acquisition by the Issuer or any of its Restricted Subsidiaries of the property and assets of any Person other than the Issuer or any of its Restricted Subsidiaries that constitute substantially all of a division or line of business of such Person; provided that the property and assets acquired are to be used in the System and Network Management Business.

     "Asset Sale" by any Person means any transfer, conveyance, sale, lease, license or other disposition by such Person or any of its Restricted Subsidiaries (including a consolidation or merger or other sale of any such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary) (collectively a "transfer") of (I) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Restricted Subsidiary of such Person,
(II) all or substantially all of the assets of such Person or any of its Restricted Subsidiaries, or (III) any other property, assets or rights (including intellectual property rights) of such Person or any of its Restricted Subsidiaries outside of the ordinary course of business; provided that "Asset Sale" shall not include (A) any transfer of all or substantially all of the assets of the Issuer in a transaction that is made in compliance with the requirements of provisions of Article Eight of this Indenture (B) any transfer by the Issuer to any Wholly Owned Restricted Subsidiary or by any Wholly Owned Restricted Subsidiary to any other Wholly Owned Restricted Subsidiary or to the Issuer in a manner that does not otherwise violate the terms of this Indenture,
(C) transfers made in compliance with the requirements of Section 1011, (D) transfers constituting the granting of a Permitted Lien, (E) exchanges of equipment used in the System and Network Management Business for other equipment to be used in the System and Network Management Business; provided any such exchange for equipment with a fair market value in excess of $2.0 million must be approved by the Issuer's Board of Directors, and (F) transfers of assets, property or other rights (including intellectual property rights) with a fair market value of less than $2.0 million.

     "Average Life" means, at any date of determination with respect to any debt security, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the dates of each successive scheduled principal payment of such debt security and (b) the amount of such principal payment, by (ii) the sum of all such principal payments.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Issuer or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the relevant Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York and San Francisco, California are authorized or obligated by law or executive order to close.

     "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with GAAP. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with GAAP.

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

     "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of six months from the date of acquisition, (ii) certificates of deposit with maturities of not more than six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thompson Bank Watch Rating of "B" or better, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) above entered into with any financial institution meeting the qualifications specified in clause (ii) above,
(iv) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and (v) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i) through (iv) of this definition.

     "Cedelbank" means Cedelbank, S.A. (or any successor securities clearing agency).

     "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any Person or group of related Persons, as defined in Section 13(d) of the Exchange Act (a "Group"); (ii) the approval by the holders of capital stock of the Issuer of any plan or proposal for the liquidation or dissolution of the Issuer (whether or not otherwise in compliance with the provisions of the applicable Indenture); (iii) any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Voting Stock of the Issuer or any successor to all or substantially all of its assets; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Issuer (together with any new directors whose election to the Board of Directors or whose nomination for election by the stockholders of the Issuer was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

     "Closing Date" means December 8, 1999.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Consolidated Debt to EBITDA Ratio" means the ratio of (a) the total consolidated Debt as of the date of calculation (the "Determination Date") to
(b) four times the Consolidated EBITDA for the latest fiscal quarter for which financial information is available immediately preceding such Determination Date (the "Measurement Period"). For purposes of calculating Consolidated EBITDA for the Measurement Period immediately prior to the relevant Determination Date, (i) any Person that is a Restricted Subsidiary on the Determination Date (or would become a Restricted Subsidiary on such Determination Date in connection with the transaction that requires the determination of such Consolidated EBITDA) will be deemed to have been a Restricted Subsidiary at all times during such Measurement Period, (ii) any Person that is not a Restricted Subsidiary on such Determination Date (or would cease to be a Restricted Subsidiary on such Determination Date in connection with the transaction that requires the determination of such Consolidated EBITDA) will be deemed not to have been a Restricted Subsidiary at any time during such Measurement Period, and (iii) if the Issuer or any Restricted Subsidiary shall have in any manner (x) acquired (through an acquisition or the commencement of activities constituting such operating business) or (y) disposed of (by an Asset Sale or the termination or discontinuance of activities constituting such operating business) any operating business during such Measurement Period or after the end of such period and on or prior to such Determination Date, such calculation will be made on a pro forma basis in accordance with GAAP as if, in the case of an acquisition or the commencement of activities constituting such operating business, all such transactions had been consummated prior to the first day of such Measurement Period (it being understood that in calculating Consolidated EBITDA the exclusions set forth in clauses (a) through (f) of the definition of Consolidated Net Income shall apply to any Person acquired as if it were a Restricted Subsidiary.

     "Consolidated EBITDA" means, with respect to any period, Consolidated Net Income for such period increased (without duplication), to the extent deducted in calculating such Consolidated Net Income, by (a) Consolidated Income Tax Expense for such period; (b) Consolidated Interest Expense for such period without regard to the proviso therein; and (c) depreciation, amortization and any other non-cash items for such period, less any non-cash items to the extent they increase Consolidated Net Income (including the partial or entire reversal of reserves taken in prior periods) for such period, of the Issuer and any Restricted Subsidiary, including, without limitation, amortization of capitalized debt issuance costs for such period, all of the foregoing determined on a consolidated basis for the Issuer and its Restricted Subsidiaries in accordance with GAAP; provided that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of Consolidated EBITDA attributable to such Restricted Subsidiary multiplied by (B) the percentage ownership interest in such Restricted Subsidiary not owned on the last day of such period by the Issuer or any of its Restricted Subsidiaries.

     "Consolidated Income Tax Expense" for any period means the consolidated provision for income taxes of the Issuer and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of the Issuer and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with GAAP, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities;
(iii) fees (net of any amounts received) with respect to any Interest Rate or Currency Protection Agreement; (iv) interest on Debt guaranteed by the Issuer and its Restricted Subsidiaries, to the extent paid by the Issuer or any Restricted Subsidiary; and (v) the portion of any Capital Lease Obligation allocable to interest expense; provided that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated Interest Expense shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of Consolidated Interest Expense attributable to such Restricted Subsidiary multiplied by (B) the percentage ownership interest in such Restricted Subsidiary not owned on the last day of such period by the Issuer or any of its Restricted Subsidiaries.

     "Consolidated Net Income" for any period means the consolidated net income (or loss) of the Issuer and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded therefrom (a) the net income (or loss) of any Person acquired by the Issuer or a Restricted Subsidiary of the Issuer in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (or loss) of any Person that is not a Restricted Subsidiary of the Issuer except to the extent of the amount of dividends or other distributions actually paid to the Issuer or a Restricted Subsidiary of the Issuer by such Person during such period, (c) gains or losses on Asset Sales by the Issuer or its Restricted Subsidiaries, (d) all extraordinary gains and extraordinary losses, (e) the cumulative effect of changes in accounting principles and (f) the tax effect of any of the items described in clauses (a) through (e) above.

     "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less amounts attributable to Disqualified Stock of such Person; provided that, with respect to the Issuer, adjustments following the date of this Indenture to the accounting books and records of the Issuer in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto), or otherwise resulting from the acquisition of control of the Issuer by another Person shall not be given effect.

     "Corporate Agency Office" means the principal office of the Euro Agent at which at any particular time its corporate depositary business shall be administered, which is, at the date as of which this Indenture is dated, located at 9 Thomas More Street, London E19YT, United Kingdom.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which is, at the date as of which this Indenture is dated, located at 101 California Street, Suite 2725, San Francisco, CA 94111.

     "corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person (including reimbursement obligations with respect thereto, but excluding obligations with respect to trade letters of credit securing obligations entered into in the ordinary course of business to the extent such letters of credit are not drawn upon or, if drawn upon, to the extent such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement), (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements), (v) every Capital Lease Obligation of such Person, (vi) all Disqualified Stock issued by such Person, (vii) if such Person is a Restricted Subsidiary, all Preferred Stock issued by such Person, (viii) every obligation under Interest Rate or Currency Protection Agreements of such Person and (ix) every obligation of the type referred to in clauses (I) through (ix) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any contingent Debt, shall be the maximum principal amount thereof, (b) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (c) any Disqualified Stock, shall be the maximum fixed redemption or repurchase price in respect thereof, and (d) any Preferred Stock, shall be the maximum voluntary or involuntary liquidation preference plus accrued and unpaid dividends in respect thereof, in each case as of such time of determination. In no event shall "Debt" include any trade payable or accrued expenses arising in the ordinary course of business.

     "Default" has the meaning specified in Section 501.

     "Defaulted Interest" has the meaning specified in Section 308.

     "Depositary" means with respect to (i) the Dollar Securities, The Depository Trust Company , (ii) the Regulation S Global Euro Securities, Euroclear and Cedelbank, and (iii) the Restricted Global Euro Securities, Euroclear, or, if any such entity shall cease to be a clearing agency registered under the Exchange Act, any other clearing agency that is designated as the successor Depositary in an Issuer Order delivered to the Trustee.

     "Disqualified Stock" of any Person means any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, at the option of the holder thereof) or otherwise matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise, but other than as a result of the death or disability of the holder thereof or the termination of the employment with the Issuer of the holder thereof) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final maturity of the Securities; provided, however, that any Capital Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require the Issuer or a Restricted Subsidiary to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or a "change of control" occurring prior to the final maturity date of the Securities shall not constitute Disqualified Stock if such provisions applicable to such Capital Stock are no more favorable to the holders of such stock than the corresponding provisions applicable to the Securities contained in this Indenture and such provisions applicable to such Capital Stock specifically provide that the Issuer and its Restricted Subsidiaries will not repurchase or redeem any such stock pursuant to such provisions prior to the repurchase of such Securities as are required to be repurchased pursuant to this Indenture upon an Asset Sale or a Change of Control.

     "Distribution Compliance Period" means the period of 40 consecutive days commencing on the later of (i) the date Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S (the Issuer and Trustee being entitled to rely on written advice from the Initial Purchasers with respect thereto) and (ii) the Closing Date.

     "Dollars" and "$" means such coins or currency of the United States of America which is legal tender for payment of public and private debts.

     "DTC" means The Depository Trust Company, a New York corporation.

     "Euro" means such coins or currency of the European Monetary Union.

     "Euro Agent" means Chase Manhattan Bank London or such other Person authorized to act as Euro Agent by the Issuer from time to time.

     "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

     "Euro Paying Agent" means Chase Manhattan Bank London or such other Person authorized to act as Euro Paying Agent by the Issuer from time to time.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" refers to the Securities Exchange Act of 1934 and any successor act thereto.

     "Exchange and Registration Rights Agreement" means (i) the Exchange and Registration Rights Agreement, dated as of December 1, 1999, between the Issuer and the Initial Purchasers, as such agreement may be amended from time to time, the form of which is attached hereto as Exhibit A, and (ii) any other agreement entered into by the Issuer in the future that provides for an Exchange Offer or resale registration with respect to any Additional Securities.

     "Exchange Offer" means an offer made by the Issuer pursuant to the Exchange and Registration Rights Agreement or otherwise under an effective registration statement under the Securities Act to Exchange Securities for Original Securities or Additional Securities.

     "Exchange Offer Registration Statement" means a registration statement of the Issuer under the Securities Act registering Exchange Securities for distribution pursuant to an Exchange Offer.

     "Exchange Securities" means any Securities issued pursuant to an Exchange Offer and their Successor Securities.

     "Existing Debt" shall mean Debt of the Issuer and its Restricted Subsidiaries in existence on the Closing Date and the New Convertible Notes, if any.

     "Expiration Date" has the meaning specified in Section 104.

     "GAAP" means generally accepted accounting principles in the United States which are in effect on the date of original issuance of the Securities, consistently applied.

     "Global Security" means either a Global Dollar Security or a Global Euro Security.

     "Global Dollar Security" means a Dollar Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

     "Global Euro Security" means a Euro Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person,
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation including by acquisition of Restricted Subsidiaries or the recording, as required pursuant to GAAP or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Initial Purchasers" means Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, BancBoston Robertson Stephens Inc., PaineWebber Incorporated and Morgan Stanley & Co. Incorporated as purchasers of the Securities from the Issuer pursuant to the Purchase Agreement.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Interest Rate or Currency Protection Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

     "Internal Revenue Code" means the Internal Revenue Code of 1986 and any successor thereto.

     "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) to, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person, including any payment on a Guarantee of any obligation of such other Person.

     "Issuer" means the Persons named as the "Issuer" in the first paragraph of this instrument until a successor Person or Persons shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Issuer" shall mean such successor Person.

     "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by the Issuer's Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Liquidated Damages" has the meaning specified in the Exchange and Registration Rights Agreement.

     "Material Restricted Subsidiary" means, at any date of determination, any Restricted Subsidiary that represents more than 10% of the Issuer's total consolidated assets at the end of the most recent fiscal quarter for which financial information is available, or more than 10% of the Issuer's consolidated net sales or consolidated operating income for the most recent four quarters for which financial information is available.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Net Cash Proceeds" means (i) with respect to any Asset Sale by any Person, cash or Cash Equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption of Debt or other obligations relating to such properties or assets) therefrom by such Person, net of (A) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Sale, (B) all payments made by such Person or its Restricted Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Sale or by applicable law, be repaid out of the proceeds from such Asset Sale, (C) all distributions and other payments made to minority interest holders in Restricted Subsidiaries of such Person or joint ventures as a result of such Asset Sale and (D) appropriate amounts to be provided by such Person or any Restricted Subsidiary thereof, as the case may be, as a reserve in accordance with GAAP against any liabilities associated with such assets and retained by such Person or any Restricted Subsidiary thereof, as the case may be, after such Asset Sale, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Sale, in each case as determined by the Board of Directors, in its reasonable good faith judgment evidenced by a resolution of the Board of Directors filed with the Trustee; provided, however, that any reduction in such reserve within twelve months following the consummation of such Asset Sale will be treated for all purposes of this Indenture and the Securities as a new Asset Sale at the time of such reduction with Net Cash Proceeds equal to the amount of such reduction, (ii) with respect to the issuance or sale of Capital Stock, or options, warrants or rights to purchase Capital Stock, or debt securities or Disqualified Stock that has been converted into or exchanged for Capital Stock, the proceeds of such issuance or sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations, net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale, conversion or exchange and net of any Consolidated Interest Expense attributable to any debt securities paid to the holders thereof prior to the conversion or exchange and net of taxes paid or payable as a result thereof.

     "New Convertible Notes" shall mean the Issuer's 4 3/4% Convertible Subordinated Notes due July 15, 2008 not to exceed $500.0 million in aggregate principal amount.

     "Noon Buying Rate" shall mean the noon buying rate in the City of New York for cable transfers in Euros as certified for customs purposes by the Federal Reserve Bank of New York.

     "Notice of Default" has the meaning specified in Section 602.

     "Offer" has the meaning specified in the definition of Offer to Purchase.

     "Offer Expiration Date" has the meaning specified in the definition of Offer to Purchase.

     "Offer to Purchase" means a written offer (the "Offer") sent by the Issuer by first class mail, postage prepaid, to each Holder at his address appearing in the Securities Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). The Issuer shall also issue a Press Release including all relevant information relating to such Offer. Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Offer Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Offer Expiration Date. The Issuer shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Issuer's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. The Offer shall contain information concerning the business of the Issuer and its Restricted Subsidiaries which the Issuer in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Issuer's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Issuer to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Issuer to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

     (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

     (2)  the Offer Expiration Date and the Purchase Date;

     (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Issuer pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

     (4) the purchase price to be paid by the Issuer for each $1,000, or Euro 1,000, aggregate principal amount of Dollar Securities or Euro Securities, as the case may be, accepted for payment (as specified pursuant to the Indenture) (the "Purchase Price");

     (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral of $1,000, or Euro 1,000, principal amount, as applicable;

     (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

     (7) that interest on any Securities not tendered or tendered but not purchased by the Issuer pursuant to the Offer to Purchase will continue to accrue;

     (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

     (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Offer Expiration Date (such Security being, if the Issuer or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

     (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Issuer (or their Paying Agent) receives, not later than the close of business on the Offer Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

     (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Issuer shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Issuer shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or Euro 1,000, as the case may be, or integral multiples thereof shall be purchased); and

     (12) that in the case of any Holder whose Security is purchased only in part, the Issuer shall execute, and the Trustee or Authentication Agent shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

     Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer, and who shall be acceptable to the Trustee.

     "Original Securities" means the Securities issued on the Closing Date and their Successor Securities.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore canceled by the Trustee or Authentication Agent or delivered to the Trustee or Authentication Agent for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (3) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

          provided, however, that in determining whether the Holders of the
requisite principal   amount of the Outstanding Securities have given any
request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

     "pari passu", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

     "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer.

     "Permitted Interest Rate or Currency Protection Agreement" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and which shall have a notional amount no greater than the payments due with respect to the Debt being hedged thereby and not for purposes of speculation.

     "Permitted Investment" means (i) an Investment in the Issuer or a Wholly Owned Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Wholly Owned Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Issuer or a Wholly Owned Restricted Subsidiary; provided that such Person's primary business or the assets to be transferred or conveyed are related, ancillary or complementary to the System and Network Management Business; (ii) Cash Equivalents; (iii) payroll, travel, relocation and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (iv) stock, obligations or securities received (x) in satisfaction of judgments or (y) in connection with the sale or disposition of a Person, assets or business; (v) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and worker's compensation, performance and other similar deposits; (vi) Permitted Interest Rate or Currency Agreements; (vii) Strategic Investments; (viii) loans or advances to officers or employees of the Issuer or any Restricted Subsidiary (other than loans or advances made pursuant to clause
(ix) below) that do not in the aggregate exceed $10.0 million at any time outstanding; (ix) accounts receivable in the ordinary course of business (and Investments obtained in exchange or settlement of accounts receivable for which the Issuer has determined that collection is not likely); and (x) loans or advances to Persons who own Debt or Capital Stock (other than any Affiliate of the Issuer or any Restricted Subsidiary) of any Person if such loans or advances are made as part of, or in connection with, a transaction pursuant to which such Person becomes a Restricted Subsidiary of the Issuer or any other Restricted Subsidiary or substantially all of the assets of such Person are acquired by the Issuer or any Restricted Subsidiary, in an aggregate amount not to exceed 20% of the total consideration paid in connection with such acquisition.

     "Permitted Lien" means any Lien on the assets of the Issuer or any Restricted Subsidiary permitted under Section 1013.

     "Permitted Senior Bank Debt" means Debt Incurred by Issuer or any Restricted Subsidiary pursuant to one or more senior commercial term loan and/or revolving credit facilities (including any letter of credit subfacility) entered into principally with commercial banks and/or other financial institutions typically party to commercial loan agreements, and any replacement, extension, renewal, refinancing or refunding thereof; provided that the aggregate principal amount of all Permitted Senior Bank Debt, at any one time outstanding, shall not exceed $150.0 million plus 85% of the Issuer's consolidated net accounts receivable.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Press Release" shall mean any press release issued by the Issuer and disseminated through Dow Jones & Company, Inc., Reuters Business News Services, Bloomberg Business News or other national business news service commonly used by U.S. businesses in the same line of business as the Company for disseminating information regarding corporate events.

     "Public Equity Offering" means an underwritten primary public offering of Common Stock of the Issuer pursuant to an effective registration statement under the Securities Act.

     "Purchase Agreement" means the Purchase Agreement, dated December 2, 1999, between the Issuer and the Initial Purchasers, as such agreement may be amended from time to time.

     "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

     "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

     "Purchase Money Secured Debt" of any Person means Debt of such Person secured by a Lien on real or personal property of such Person which Debt (a) constitutes all or a part of the purchase price or construction cost of such property or (b) is Incurred prior to, at the time of or within 180 days after the acquisition or substantial completion of such property for the purpose of financing all or any part of the purchase price or construction cost thereof; provided, however, that (w) the Debt so incurred does not exceed 100% of the purchase price or construction cost of such property and related expenses, (x) such Lien does not extend to or cover any property other than such item of property and any improvements on such item and proceeds thereof, (y) the purchase price or construction cost for such property is or should be included in "addition to property, plant and equipment" in accordance with GAAP, and (z) the purchase or construction of such property is not part of any acquisition of a Person or business unit or line of business.

     "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

     "Qualified Consideration" shall mean: (i) cash; (ii) Cash Equivalents;
(iii) assets that are used or useful in the System and Network Management Business; (iv) any securities or other obligations that are converted into or exchanged for cash or Cash Equivalents within six months after the Asset Sale or
(v) liabilities of the Issuer or a Restricted Subsidiary assumed by the transferee (or its designee) such that the Issuer or such Restricted Subsidiary has no further liability therefor, the amount of the liability to be determined in accordance with GAAP.

     "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with its respective Successor Securities.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

     "Regulation S Global Dollar Security" has the meaning specified in Section 201.

     "Regulation S Global Euro Security" has the meaning specified in Section
201.

     "Regulation S Global Security" means either a Regulation S Global Dollar Security or a Regulation S Global Euro Security.

     "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Regulation S Securities.

     "Regulation S Securities " means all Securities required pursuant to
Section 306(c) to bear a Regulation S Legend.

     "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

     "Required Filing Date" has the meaning specified in Section 1019.

     "Resale Registration Statement" means a shelf registration statement under the Securities Act filed by the Issuer, if required by, and meeting the requirements of, the Exchange and Registration Rights Agreement, registering Original Securities or Additional Securities for resale.

     "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Global Dollar Security" has the meaning set forth in Section
201.

     "Restricted Global Euro Security" has the meaning set forth in Section 201.

     "Restricted Global Security" means either a Restricted Global Dollar Security or a Restricted Global Euro Security.

     "Restricted Payments" has the meaning specified in Section 1011.

  "Restricted Securities" means all Securities required pursuant to Section 306(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Securities.

     "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

     "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

     "Restricted Subsidiary" means any Subsidiary of the Issuer, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary.

     "Rule 144" means Rule 144 under the Securities Act.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Rule 144A Securities" means either Rule 144A Dollar Securities or Rule 144A Euro Securities.

     "Rule 144A Dollar Securities" means (i) in the case of the Original Securities, the Dollar Securities purchased by the Initial Purchasers from the Issuer pursuant to the Purchase Agreement, other than the Regulation S Dollar Securities, and (ii) in the case of Additional Securities, any Additional Securities purchased from the Issuer for resale pursuant to Rule 144A.

     "Rule 144A Euro Securities" means the Euro Securities purchased by the Initial Purchasers from the Issuer pursuant to the Purchase Agreement, other than the Regulation S Euro Securities.

     "Secured Debt" means Permitted Senior Bank Debt, Purchase Money Secured Debt and other Debt secured by a Permitted Lien.

     "Securities" has the meaning specified in the first paragraph of the recitals to this instrument and includes the Exchange Securities and Additional Securities.

     "Securities Act" means the Securities Act of 1933, and any successor act thereto.

     "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

     "Senior Loan Facility" means the loan facility expected to be provided pursuant to a credit agreement to be entered into by and among the Issuer, Goldman Sachs Credit Partners L. P., as arranger and syndication agent, certain lenders from time to time party thereto, and the administrative agent party thereto, and any credit agreements governing Debt Incurred to refund, replace or refinance borrowings or commitments then outstanding under or permitted to be Incurred or outstanding under such facility, and all promissory notes, guaranties, letters of credit, security agreements, pledge agreements, mortgages, deeds of trust and other instruments, documents or agreements executed pursuant to such credit agreements, in each case as the same may be amended, extended, renewed, supplemented, restated or otherwise modified from time to time.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Strategic Investment" means an Investment in any Person (other than an Unrestricted Subsidiary of the Issuer) whose primary business is related, ancillary or complementary to the System and Network Management Business, and such Investment is determined by the Board of Directors of the Issuer to promote or significantly benefit the businesses of the Issuer and its Restricted Subsidiaries on the date of such Investment.

     "Subordinated Debt" means Debt of the Issuer as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on, or otherwise due in respect of such Debt, may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an Event of Default with respect to the Securities, upon notice by 25% or more in principal amount of the Securities to the Trustee, the Trustee shall have the right to give notice to the Issuer and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the Maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Issuer (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final maturity date of the Securities or
(y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Issuer) of such other Debt at the option of the holder thereof prior to the final maturity date of the Securities, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Issuer) which is conditioned upon a change of control of the Issuer pursuant to provisions substantially similar to Section 1016 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Issuer's repurchase of the Securities required to be repurchased by the Issuer pursuant to Section 1016); provided, however, that any Debt which would constitute Subordinated Debt but for provisions thereof giving holders thereof the right to require the Issuer or a Restricted Subsidiary to repurchase or redeem such Subordinated Debt upon the occurrence of an asset sale occurring prior to the final maturity of the Securities shall constitute Subordinated Debt if such provisions applicable to such Subordinated Debt are nor more favorable to the holders of such Debt than the provisions applicable to the Securities contained in Section 1015 and such provisions applicable to such Debt specifically provide that the Issuer and its Restricted Subsidiaries will not repurchase or redeem any such Debt pursuant to such provisions prior to the repurchase of such Securities as are required to be repurchased pursuant to Section 1015 and such provisions applicable to such Debt specifically provide that the Issuer and its Restricted Subsidiaries will not repurchase or redeem any such Debt pursuant to such provisions prior to the repurchase of such Securities as are required to be repurchased pursuant to Section 1015.

     "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Restricted Subsidiaries thereof, or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "System and Network Management Business" means (i) server and other hardware hosting, (ii) connectivity, data networking, telecommunications or content for computer or data networks or systems; (iii) management of computer or data networks or systems; (iv) technology services, equipment sales or leasing or software licensing for computer or data networks or systems (including Internet Protocol and any successor protocol(s) based networks); and
(v) businesses reasonably related, complementary or incidental thereto.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Unregistered Security" means any Security that is not a Registered
Security.

     "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

     "Unrestricted Subsidiary" has the meaning set forth in Section 1018.

     "U.S. Dollar Equivalent" means, with respect to any monetary amount in a currency other than the Dollar, at or as of any time for the determination thereof, the amount of Dollars obtained by converting such foreign currency involved in such computation into Dollars at the most recently announced Noon Buying Rate.

     "U.S. Government Securities" means securities that are direct obligations of the United States of America, direct obligations of the Federal Home Loan Mortgage Corporation, direct obligations of the Federal National Mortgage Association, securities which the timely payment of whose principal and interest is unconditionally guaranteed by the full faith and credit of the United States of America, trust receipts or other evidence of a direct claim upon the instruments described above and money market mutual funds that invest solely in such securities.

     "U.S. Person" means (i) any natural person resident in the United States,
(ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person) and (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term a "U.S. Person" does not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(k)(2) of Regulation S under the Securities Act and any other similar international organizations, and its agencies, affiliates and pension plans.

     "Vice President", when used with respect to the Issuer, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) at such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

     SECTION 102.  Compliance Certificates and Opinions.  Upon any application
                   ------------------------------------
or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (in form reasonably satisfactory to the Trustee)

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (which, in the case of an Opinion of Counsel and if permitted under the Trust Indenture Act, may be limited to reliance on an Officers' Certificate as to matters of fact); and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 103.  Form of Documents Delivered to Trustee.  In any case where
                   --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such eligible and qualified Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating the information on which counsel is relying unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104.  Acts of Holders; Record Date.  Any request, demand,
                   ----------------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee in accordance with
Section 105 hereof, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

     The Issuer may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Issuer prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in
Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer in writing and to each Holder of Securities in the manner set forth in Section 106.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this

Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     SECTION 105.  Notices, Etc., to Trustee and Issuer.  Any request, demand,
                   ------------------------------------
authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

          (2) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this instrument, unless the Issuer shall notify the Trustee in writing of any other address, in which case at such other address.

     SECTION 106.  Notice to Holders; Waiver.  Where this Indenture provides for
                   -------------------------
notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice, with a copy to the Trustee at the same time mailed or delivered in accordance with Section 105(1) hereof. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 107.  Conflict with Trust Indenture Act.  If any provision hereof
                   ---------------------------------
limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Issuer and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

     SECTION 108.  Effect of Headings and Table of Contents.  The Article and
                   ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 109.  Successors and Assigns.  All covenants and agreements in this
                   ----------------------
Indenture by the Issuer shall bind its respective successors and assigns, whether so expressed or not.

     SECTION 110.  Separability Clause.  In case any provision in this Indenture
                   -------------------
or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 111.  Benefits of Indenture.  Nothing in this Indenture or in the
                   ---------------------
Securities, express or implied, shall give to any Person, other than the parties hereto and its successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 112.  Governing Law.  THIS INDENTURE AND THE SECURITIES SHALL BE
                   -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 113.  Legal Holidays.  In any case where any Interest Payment Date,
                   --------------
Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

     SECTION 114.  Dollar Securities and Euro Securities; Relative Voting
                   ------------------------------------------------------
Rights.  The aggregate principal amount, or any portion thereof, of the
-------
Securities, at any date of determination, shall be the sum of (1) the U.S. Dollar Equivalent at such date of determination, of the principal amount, or portion thereof, as the case may be, of the Euro Securities and (2) the principal amount, or portion thereof, as the case may be, of the Dollar Securities, at such date of determination. With respect to any matter requiring consent, waiver, approval or other action of the holders of a specified percentage of the principal amount of the Securities, such percentage shall be calculated, on the relevant date of determination, by dividing (a) the principal amount, as of such date, of Securities, the Holders of which have so consented by (b) the aggregate principal amount, as of such date, of the Securities then outstanding, in each case, as determined in accordance with the preceding sentence.


                                  ARTICLE TWO

                                Security Forms

     SECTION 201.  Forms Generally; Initial Forms of Rule 144A Dollar Securities
                   -------------------------------------------------------------
and Regulation S Dollar Securities and Rule 144A Euro Securities and Regulation
-------------------------------------------------------------------------------
S Euro Securities.  The Securities and the certificates of authentication shall
-----------------
be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by its execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner provided that such manner is permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by its execution of such Securities.

     Upon their original issuance, Rule 144A Dollar Securities shall be issued in the form of one or more Global Dollar Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Dollar Securities, together with their Successor Securities which are Global Dollar Securities other than the Regulation S Global Dollar Security, are collectively herein called the "Restricted Global Dollar Security". Upon their original issuance, Rule 144A Euro Securities shall be issued in the form of one or more Global Euro Securities registered in the name of Chase Nominees Limited as nominee of Euroclear, as Depositary for the Rule 144A Euro Securities, or its nominee and deposited with the Euro Agent at its Corporate Agency Office, as custodian for Euroclear, for credit by Euroclear to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Euro Securities, together with their Successor Securities which are Global Euro Securities other than the Regulation S Global Euro Security, are collectively herein called the "Restricted Global Euro Security" and together with the Restricted Global Dollar Security, the "Restricted Global Security".

     Upon their original issuance, Regulation S Dollar Securities (herein called "Regulation S Global Dollar Security") shall be issued in the form of a single Global Dollar Security registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, for credit to Morgan Guaranty Trust Company of New York, Brussels Office, as operator of Euroclear and Cedelbank, in turn for credit to the respective accounts of beneficial owners of the Dollar Securities represented thereby (or such other accounts as such beneficial owners may direct) in accordance with the rules thereof. Upon their original issuance, Regulation S Euro Securities (herein called "Regulation S Global Euro Security" and together with the Regulation S Global Dollar Security, the "Regulation S Global Security") shall be issued in the form of a single Global Euro Security registered in the name of Chase Nominees Limited, as nominee of the Depositary for the Regulation S Euro Securities, or its nominee and deposited with the Euro Agent at its Corporate Agency Office, as custodian for the Depositary for the Regulation S Euro Securities, for credit to the respective accounts of beneficial owners of the Euro Securities represented thereby (or such other accounts as such beneficial owners may direct) in accordance with the rules thereof.

     Beneficial interests in the Regulation S Dollar Global Security and Regulation S Euro Security may only be held through Euroclear and Cedelbank until the expiration of the Distribution Compliance Period as provided in
Section 306(b)(4).

     SECTION 202.  Form of Face of Dollar Security.  [IF THE DOLLAR SECURITY IS
                   -------------------------------
A RESTRICTED DOLLAR SECURITY, THEN INSERT -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

     [IF THIS DOLLAR SECURITY IS A GLOBAL DOLLAR SECURITY, THEN INSERT -- THIS DOLLAR SECURITY IS A GLOBAL DOLLAR SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED

IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

     [IF THIS DOLLAR SECURITY IS A GLOBAL DOLLAR SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS DOLLAR SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DOLLAR SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [IF THIS DOLLAR SECURITY IS A REGULATION S DOLLAR SECURITY, THEN INSERT -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]


                          EXODUS COMMUNICATIONS, INC.


                         10 3/4% Senior Notes due 2009

[If Restricted Dollar Security CUSIP No. [__________]
[If Regulation S Dollar Security -- ISIN No. [___________]


No. __________                                                        $________

     Exodus Communications, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promise to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars (such amount the

"principal amount" of this Dollar Security) [IF THE DOLLAR SECURITY IS A GLOBAL DOLLAR SECURITY, THEN INSERT -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Dollar Securities, shall not exceed $475,000,000 in the aggregate at any time ($575,000,000, including the Additional Securities)) as may be set forth in the records of the Trustee as referred to in accordance with the Indenture,] on December 15, 2009 and to pay interest thereon from December 8, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable in arrears semi-annually on June 15 and December 15 in each year, commencing June 15, 2000 at the rate of 10 3/4% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Dollar Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Dollar Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee in accordance with Section 308 of the Indenture, notice whereof shall be given to Holders of Dollar Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Dollar Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Dollar Security shall be computed on the basis set forth in the Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Dollar Security will be made at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Dollar Securities, the Holders of which hold more than $5.0 million in principal amount and have given wire transfer instructions to the Issuer or its agent at least 10 Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

     Reference is hereby made to the further provisions of this Dollar Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or Authentication Agent referred to on the reverse hereof by manual signature, this Dollar Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                                    EXODUS COMMUNICATIONS, INC.


                                   By:_____________________________________
                                      Name:
                                      Title:



                                   Attest:_________________________________
                                      Name:
                                      Title:


CERTIFICATE OF AUTHENTICATION

This is one of the Dollar Securities referred to in the within-mentioned Indenture.

Dated: December 8, 1999

Chase Manhattan Bank and Trust Company,
National Association,
as Trustee


By:___________________________
    Authorized Signatory


     SECTION 203.  Form of Reverse of Dollar Security.  This Dollar Security is
                   ----------------------------------
one of a duly authorized issue of Dollar Securities of the Issuer designated as its Dollar Denominated 10 3/4% Senior Notes due 2009 (herein called the "Dollar Securities"), issued and to be issued under an Indenture, dated as of December 1, 1999 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer and Chase Manhattan Bank and Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Dollar Securities and of the terms upon which the Dollar Securities are, and are to be, authenticated and delivered.

     The Dollar Securities are subject to redemption, at the option of the Issuer, in whole or in part, at any time on or after December 15, 2004 and prior to maturity, upon not less than 30 nor more than 60 days' notice mailed to each Holder of Dollar Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued and unpaid interest and Liquidated Damages, if any, to but excluding the Redemption Date (subject to the right of Holders of record on the immediately preceding Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning December 15 of the years indicated below:

____                                                                ____________
Year                                                                Redemption
                                                                       Price

2004...............................................................  105.375%
2005...............................................................  103.583%
2006...............................................................  101.792%
2007 and thereafter................................................  100.000%


     In addition, at any time prior to December 15, 2002, the Issuer may redeem up to 35% of the aggregate Outstanding principal amount of the Dollar Securities with the Net Cash Proceeds of one or more sales of Capital Stock (other than Disqualified Stock) at a Redemption Price equal to 110.75% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and Liquidated Damages, if any, to the date of redemption; provided that at least 65% of the original principal amount of the Dollar Securities remains Outstanding immediately following such redemption. In order to effect the foregoing redemption, the Issuer must mail a notice of redemption no later than 45 days after the related sale of Capital Stock and must consummate such redemption within 60 days of the closing of the sale of Capital Stock.

     The Dollar Securities do not have the benefit of any sinking fund obligations.

     In the event of redemption or purchase pursuant to an Offer to Purchase of this Dollar Security in part only, a new Dollar Security or Dollar Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, there may be declared due and payable the principal amount of (together with accrued and unpaid interest on) the Dollar Securities, in the manner and with the effect provided in the Indenture.

     [IF DOLLAR SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- The Holder of this Dollar Security (and any Person that has a beneficial interest in this Dollar Security) is entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of December 1, 1999, and as the same may be amended from time to time (the "Exchange and Registration Rights Agreement"), executed by the Issuer. The Exchange and Registration Rights Agreement provides that Liquidated Damages will be payable by the Issuer on the Dollar Securities for specified periods if the Issuer does not comply with certain of its obligations thereunder. Issuer agrees to pay Liquidated Damages, if any, accruing on this Dollar Security.]

     The Indenture provides that, subject to certain conditions, if (i) certain Net Cash Proceeds are available to the Issuer as a result of an Asset Sale or
(ii) a Change of Control occurs, the Issuer shall be required to make an Offer to Purchase for all or a specified portion of the Dollar Securities.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver by the Holder of this Dollar Security shall be conclusive and binding upon such Holder and upon all future Holders of this Dollar Security and of any Dollar Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Dollar Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Dollar Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Dollar Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Dollar Security required to be made pursuant to an Offer to Purchase, on the Purchase Date).

     No reference herein to the Indenture and no provision of this Dollar Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Dollar Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Dollar Security is registrable in the Security Register, upon surrender of this Dollar Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Dollar Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Dollar Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Dollar Securities are exchangeable for a like aggregate principal amount of Dollar Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Dollar Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Dollar Security is registered as the owner hereof for all purposes, whether or not this Dollar Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     Interest on this Dollar Security shall be computed on the basis of a 360-day year of twelve 30-day months.

     All terms used in this Dollar Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Dollar Security shall be governed by and construed in accordance with the laws of the State of New York.


                      OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Dollar Security purchased in its entirety by the Issuer pursuant to Section 1015 or 1016 of the Indenture, check the box:

     [_]

     If you want to elect to have only a part of this Dollar Security purchased by the Issuer pursuant to Section 1015 or 1016 of the Indenture, state the amount:

     $_____________

Dated:  Your Signature:_________________________________________________________
                       (Sign exactly as name appears on the other side of this Dollar Security)

         Signature Guarantee:___________________________________________________
                             (Signature must be guaranteed by an eligible
                             Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.)

     SECTION 204.  Form of Face of Euro Security.  [IF THE EURO SECURITY IS A
                   -----------------------------
RESTRICTED EURO SECURITY, THEN INSERT -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

     [IF THIS EURO SECURITY IS A GLOBAL EURO SECURITY, THEN INSERT -- THIS EURO SECURITY IS A GLOBAL EURO SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS EURO SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE

NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

     [IF THIS EURO SECURITY IS A RESTRICTED GLOBAL EURO SECURITY AND EUROCLEAR IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS EURO SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF MORGAN GUARANTY AND TRUST OF NEW YORK, BRUSSELS OFFICE, AS OPERATOR OF EUROCLEAR ("MORGAN"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY EURO SECURITY ISSUED IS REGISTERED IN THE NAME OF CHASE NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF MORGAN (AND ANY PAYMENT IS MADE TO CHASE MANHATTAN BANK LONDON OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CHASE NOMINEES LIMITED, OR OTHER NOMINEE OF EUROCLEAR, HAS AN INTEREST HEREIN.]

     [IF THIS EURO SECURITY IS A REGULATION S GLOBAL EURO SECURITY AND MORGAN GUARANTY AND TRUST OF NEW YORK, BRUSSELS OFFICE, AS OPERATOR OF EUROCLEAR AND CEDELBANK, IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS EURO SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF MORGAN GUARANTY AND TRUST OF NEW YORK, BRUSSELS OFFICE, AS OPERATOR OF EUROCLEAR AND CEDELBANK ("MORGAN"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY EURO SECURITY ISSUED IS REGISTERED IN THE NAME OF CHASE NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF MORGAN (AND ANY PAYMENT IS MADE TO CHASE MANHATTAN BANK LONDON OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR AND CEDELBANK), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CHASE NOMINEES LIMITED, HAS AN INTEREST HEREIN.]

     [IF THIS EURO SECURITY IS A REGULATION S EURO SECURITY, THEN INSERT -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

                          EXODUS COMMUNICATIONS, INC.

                         10 3/4% Senior Notes due 2009

[If Restricted Euro Security -- ISIN No. [_____ _____]
[If Regulation S Euro Security -- ISIN No. [___________]


No. __________                                                      Euro________

     Exodus Communications, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promise to pay to __________________, or registered assigns, the principal sum of _____________________ Euros (such amount the "principal amount" of this Euro Security) [IF THE EURO SECURITY IS A GLOBAL EURO SECURITY, THEN INSERT -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Euro Securities, shall not exceed Euro 225,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee or Authentication Agent as referred to in accordance with the Indenture,] on December 15, 2009 and to pay interest thereon from December 8, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable in arrears semi-annually on June 15 and December 15 in each year, commencing June 15, 2000 at the rate of 10 3/4% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Euro Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Euro Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee or Authentication Agent in accordance with
Section 308 of the Indenture, notice whereof shall be given to Holders of Euro Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Euro Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Euro Security shall be computed on the basis set forth in the Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Euro Security will be made at the office or agency of the Euro Paying Agent maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose, in Euros; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Euro Securities, the Holders of which hold more than Euro 5.0 million in principal amount and have given wire transfer instructions to the Issuer or its agent at least 10 Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

     Reference is hereby made to the further provisions of this Euro Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or Authentication Agent referred to on the reverse hereof by manual signature, this Euro Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                                    EXODUS COMMUNICATIONS, INC.


                                    By:________________________________
                                      Name:
                                      Title:



                                    Attest:____________________________
                                      Name:
                                      Title:


CERTIFICATE OF AUTHENTICATION

This is one of the Euro Securities referred to in the within-mentioned
Indenture.

Dated: December 8, 1999

Chase Manhattan Bank London,
as Authentication Agent


By:_____________________________________
     Authorized Signatory

     SECTION 205.  Form of Reverse of Euro Security.  This Euro Security is one
                   --------------------------------
of a duly authorized issue of Euro Securities of the Issuer designated as its Euro Denominated 10 3/4% Senior Notes due 2009 (herein called the "Euro Securities"), issued and to be issued under an Indenture, dated as of December 1, 1999 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer and Chase Manhattan Bank and Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee or Authentication Agent and the Holders of the Euro Securities and of the terms upon which the Euro Securities are, and are to be, authenticated and delivered.

     The Euro Securities are subject to redemption, at the option of the Issuer, in whole or in part, at any time on or after December 15, 2004 and prior to maturity, upon not less than 30 nor more than 60 days' notice mailed to each Holder of Euro Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of Euro 1,000 or an integral multiple of Euro 1,000, at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued and unpaid interest and Liquidated Damages, if any, to but excluding the Redemption Date (subject to the right of Holders of record on the immediately preceding Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning December 15 of the years indicated below:

____                                                                ___________
Year                                                                Redemption
                                                                       Price

2004...............................................................  105.375%
2005...............................................................  103.583%
2006...............................................................  101.792%
2007 and thereafter................................................  100.000%

     In addition, at any time prior to December 15, 2002, the Issuer may redeem up to 35% of the aggregate Outstanding principal amount of the Euro Securities with the Net Cash Proceeds of one or more sales of Capital Stock (other than Disqualified Stock) at a Redemption Price equal to 110.75% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and Liquidated Damages, if any, to the date of redemption; provided that at least 65% of the original principal amount of the Euro Securities remains Outstanding immediately following such redemption. In order to effect the foregoing redemption, the Issuer must mail a notice of redemption no later than 45 days after the related sale of Capital Stock and must consummate such redemption within 60 days of the closing of the sale of Capital Stock.

     The Euro Securities do not have the benefit of any sinking fund obligations.

     In the event of redemption or purchase pursuant to an Offer to Purchase of this Euro Security in part only, a new Euro Security or Euro Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, there may be declared due and payable the principal amount of (together with accrued and unpaid interest on) the Euro Securities, in the manner and with the effect provided in the Indenture.

     [IF EURO SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- The Holder of this Euro Security (and any Person that has a beneficial interest in this Euro Security) is entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of December 1, 1999, and as the same may be amended from time to time (the "Exchange and Registration Rights Agreement"), executed by the Issuer. The Exchange and Registration Rights Agreement provides that Liquidated Damages will be payable by the Issuer on the Euro Securities for specified periods if the Issuer does not comply with certain of its obligations thereunder. Issuer agrees to pay Liquidated Damages, if any, accruing on this Euro Security.]

     The Indenture provides that, subject to certain conditions, if (i) certain Net Cash Proceeds are available to the Issuer as a result of an Asset Sale or
(ii) a Change of Control occurs, the Issuer shall be required to make an Offer to Purchase for all or a specified portion of the Euro Securities.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and the Trustee or Authentication Agent with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver by the Holder of this Euro Security shall be conclusive and binding upon such Holder and upon all future Holders of this Euro Security and of any Euro Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Euro Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Euro Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or authentication agent or for any other remedy thereunder, unless such Holder shall have previously given the Trustee or Authentication Agent written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee or Authentication Agent to institute proceedings in respect of such Event of Default as Trustee or Authentication Agent and offered the Trustee or Authentication Agent reasonable indemnity and the Trustee or Authentication Agent shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Euro Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Euro Security required to be made pursuant to an Offer to Purchase, on the Purchase Date).

     No reference herein to the Indenture and no provision of this Euro Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Euro Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Euro Security is registrable in the Security Register, upon surrender of this Euro Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Euro Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Euro Securities are issuable only in registered form without coupons in denominations of Euro 1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Euro Securities are exchangeable for a like aggregate principal amount of Euro Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Euro Security for registration of transfer, the Issuer, the Trustee or Authentication Agent and any agent of the Issuer or the Trustee or Authentication Agent may treat the Person in whose name this Euro Security is registered as the owner hereof for all purposes, whether or not this Euro Security be overdue, and neither the Issuer, the Trustee nor Authentication Agent nor any such agent shall be affected by notice to the contrary.

     Interest on this Euro Security shall be computed on the basis of a 360-day year of twelve 30-day months.

     All terms used in this Euro Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Euro Security shall be governed by and construed in accordance with the laws of the State of New York.



                                  OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Euro Security purchased in its entirety by the Issuer pursuant to Section 1015 or 1016 of the Indenture, check the box:

     [_]

     If you want to elect to have only a part of this Euro Security purchased by the Issuer pursuant to Section 1015 or 1016 of the Indenture, state the amount:

     Euro _____________

Dated:    Your Signature:_______________________________________________________
                         (Sign exactly as name appears on the other side of this Euro Security)

               Signature Guarantee:_____________________________________________
                                   (Signature must be guaranteed by an eligible
                                   Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.)

     SECTION 206.  Form of Certificate of Authentication.  The Certificate of
                   -------------------------------------
Authentication for the Dollar Securities shall be in substantially the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

     Dated:
               Chase Manhattan Bank and Trust Company,
                National Association
                as Trustee


               By__________________________________
                    Authorized Signatory


     The Certificate of Authentication for the Euro Securities shall be in substantially the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

     Dated:
               Chase Manhattan Bank London
                as Authentication Agent


               By__________________________________
                    Authorized Signatory



                                 ARTICLE THREE

                                The Securities

     SECTION 301.  Title and Terms.  The aggregate principal amount of Dollar
                   ---------------
Securities which may be authenticated and delivered under this Indenture is limited to $375,000,000 ($475,000,000 including Additional Securities, which amounts shall be increased to $475,000,000 ($575,000,000 including Additional Securities) if the Issuer would be permitted, after giving pro forma effect to the incurrence of such Debt, to incur $1.00 of additional Debt under the first paragraph of Section 1008 hereof. The aggregrate principal amount of Euro Securities which may be authenticated and delivered under this Indenture is limited to Euro 125,000,000 which amount shall be increased to Euro 225,000,000 if the Issuer would be permitted, after giving pro forma effect to the incurrence of such Debt, to incur $1.00 of additional Debt under the first paragraph of
Section 1008 hereof, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 307, 906 or 1108 or in connection with an Offer to Purchase pursuant to Section 1015 or 1016 (all Securities referred to in this exception being deemed "Substitute Securites"). The Issuer may from time to time issue Additional Securities, in each case pursuant to a Board Resolution and subject to Section 303. The Issuer may issue Exchange Securities from time to time pursuant to an Exchange Offer, in each case pursuant to a Board Resolution and subject to Section 303, in authorized denominations in exchange for a like principal amount of Original Securities or Additional Securities. Upon any such exchange the Original Securities or Additional Securities, as the case may be, shall be cancelled in accordance with Section 310 and shall no longer be deemed Outstanding for any purpose.

     The Dollar Securities (including Additional Securities) shall be known and designated as the "Dollar Denominated 10 3/4% Senior Notes due 2009" of the Issuer. The Euro Securities shall be known and designated as the "Euro Denominated 10 3/4% Senior Notes due 2009" of the Issuer. Their final maturity date shall be December 15, 2009 and they shall bear interest at the rate of 10 3/4% per annum, from December 8, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, regardless of when issued, payable semi-annually in arrears on June 15 and December 15, commencing June 15, 2000, until the principal thereof is paid or made available for payment. Notwithstanding the foregoing, Liquidated Damages shall be payable on the Dollar Securities and Euro Securities, respectively, under the circumstances and in the manner specified in the Exchange and Registration Rights Agreement. Accrued Liquidated Damages, if any, shall be paid in cash in arrears semi-annually on June 15 and December 15 in each year. Whenever in this Indenture there is mentioned, in any context, interest on, or in respect of, any Security, such mention shall be deemed to include mention of Liquidated Damages to the extent that, in such context, Liquidated Damages is, was or would be accrued or payable in respect thereof and express mention of Liquidated Damages in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

     The principal of (and premium, if any) and interest on the Dollar Securities shall be payable at the office or agency of the Issuer in the Borough of Manhattan, The City of New York maintained for such purpose and on the Euro Securities shall be payable at the office or agency of the Euro Paying Agent in London, England and at any other office or agency maintained by the Issuer for such purpose; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Securities shall be subject to repurchase by the Issuer pursuant to an Offer to Purchase as provided in Sections 1015 and 1016.

     The Securities shall be redeemable as provided in Article Eleven.

     The Securities shall be subject to defeasance and covenant defeasance as provided in Article Twelve.

     The Securities shall not have the benefit of any sinking fund obligation.

     Unless the context otherwise requires, the Original Securities, the Additional Securities and the Exchange Securities (as well as the Dollar Securites and the Euro Securities) shall constitute one class and series of securities for all purposes under this Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders, redemption (other than at the election of the Issuer as described in the third paragraph of the reverse side of Form of Dollar Security and reverse side of Form of Euro Security) or Offer to Purchase.

     SECTION 302.  Denominations.  The Dollar Securities shall be issuable only
                   -------------
in registered form without coupons and only in denominations of $1,000 and any integral multiples thereof. The Euro Securities shall be issuable only in registered form without coupons and only in denominations of Euro 1,000 and any integral multiples thereof.

     SECTION 303.  Execution, Authentication, Delivery and Dating.  The
                   ----------------------------------------------
Securities shall be executed on behalf of the Issuer by any two of the Chairman of the Board, Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Chief Financial Officer, the Treasurer or any Assistant Treasurer. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of an Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices at the time of the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Original Securities executed by the Issuer to the Trustee or Authentication Agent for authentication, together with an Issuer Order for the authentication and delivery of such Original Securities; and the Trustee or Authentication Agent in accordance with the Issuer order shall authenticate and make available for delivery such Original Securities as provided in this Indenture and not otherwise.

     At any time and from time to time after the execution and delivery of this Indenture and on or prior to December 8, 2000, the Issuer may, pursuant to a Board Resolution, deliver Additional Securities executed by the Issuer to the Trustee or Authentication Agent for authentication, together with an Issuer Order for the authentication and delivery of such Additional Securities, an Officers' Certificate stating that the issuance of such Additional Securities will not result in a breach or violation of any of the covenants contained in this Indenture and that all conditions precedent to such issuance, authentication and delivery of Additional Securities in this Indenture have been fully complied with and satisfied, and the Trustee or Authentication Agent in accordance with the Issuer

Order shall authenticate and deliver such Securities. Prior to authenticating such Additional Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee and any Authentication Agent shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance that the issuance of such Additional Securities will not result in a breach or violation of any of the covenants contained in this Indenture and as to the due authorization, execution and delivery of the Additional Securities, the enforceability of the Additional Securities, and the duly incorporated status and good standing of the Issuer. If the Issuer issues Securities on or after December 8, 1999 (other than Securities issued pursuant to Section 304, 305, 306, 307, 906 or 1108) the Issuer shall deliver the same documents as certificates that it is required to deliver in connection with the issuance of Additional Securities.

     At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect to such Securities, the Issuer may deliver Exchange Securities executed by the Issuer to the Trustee or Authentication Agent for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee or Authentication Agent in accordance with the Issuer Order shall authenticate and make available for delivery such Securities. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel as to the due authorization, execution and delivery of the Exchange Securities, the enforceability of the Exchange Securities, and the duly incorporated status and good standing of the Issuer.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or Authentication Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     SECTION 304.  Temporary Securities.  Pending the preparation of definitive
                   --------------------
Securities, the Issuer may execute, and upon Issuer Order, the Trustee or Authentication Agent shall authenticate and deliver, temporary Securities, which Securities are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution thereof.

     If temporary Securities are issued, the Issuer will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation (which cancellation shall be only by the Trustee) of any one or more temporary Securities, the Issuer shall execute and the Trustee or Authentication Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same rights and benefits under this Indenture as definitive Securities.

     SECTION 305.  Global Securities.  (a)  Each Global Security authenticated
                   -----------------
under this Indenture shall be registered in the name of the Depositary designated by the Issuer for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (B) is principally located in the U.S. and has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Issuer fails to appoint a successor Depositary within 120 days of such notice, (ii) the Issuer executes and delivers to the Trustee an Issuer Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or
(iii) there shall have occurred and be continuing an Event of Default with respect to the Securities.

     (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 306(b) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuer shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures and in accordance with all applicable laws.

     (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

     SECTION 306.  Registration, Registration of Transfer and Exchange
                   ---------------------------------------------------
Generally; Restrictions on Transfer and Exchange; Securities Act Legends.
------------------------------------------------------------------------

     (a) Registration, Registration of Transfer and Exchange Generally.  The
         -------------------------------------------------------------
Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities, Additional Securities and Exchange Securities and between Dollar Securities and Euro Securities.

     Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 1002 for such purpose, the Issuer shall execute, and the Trustee or Authentication Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like currency and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

     At the option of the Holder, and subject to the other provisions of this
Section 306, Securities may be exchanged for other Securities of any authorized denominations, of a like currency and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee or Authentication Agent shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Issuer and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 305, 306, 906, 1015, 1016 or 1108 not involving any transfer.

     The Issuer and the Trustee shall not be required (i) to issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     (b)  Certain Transfers and Exchanges.  Notwithstanding any other provision
          -------------------------------
of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b). Transfers and exchanges subject to this Section 306(b) shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 306(b).

          (1) Restricted Global Security to Regulation S Global Security.  If
              ----------------------------------------------------------
the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who is required or permitted to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this clause (b)(1) subject to the Applicable Procedures; provided that no transfers from a Restricted Global Security to a Regulation S Global Security shall be permitted during the Distribution Compliance Period. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the appropriate Depositary or its authorized representative directing that a beneficial interest in the appropriate Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account, and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to clause (b)(4) below, shall reduce the principal amount of the appropriate Restricted Global Security and increase the principal amount of the appropriate Regulation S Global Security by such specified principal amount as provided in Section 305(c); provided that such transfers shall only occur between or among Global Dollar Securities or between or among Global Euro Securities.

          (2)  Regulation S Global Security to Restricted Global Security.  If
               ----------------------------------------------------------
the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who is required or permitted to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this clause
(b)(2) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Distribution Compliance Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(c); provided that such transfers shall only occur between or among Global Dollar Securities or between or among Global Euro Securities.

          (3)  Exchanges between Global Security and Non-Global Security.  A
               ---------------------------------------------------------
beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305, provided that, if such interest is a beneficial interest in a Restricted Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c)).

          (4)  Regulation S Global Dollar Security to be Held Through Euroclear
               ----------------------------------------------------------------
or Cedelbank during Distribution Compliance Period.  The Issuer shall use its
--------------------------------------------------
best efforts to cause the Depositary for the Regulation S Global Dollar Security to ensure that beneficial interests in the Regulation S Global Dollar Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedelbank (or by Agent Members acting for the account thereof) until the expiration of the Distribution Compliance Period, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account until the expiration of the Distribution Compliance Period; provided that this clause

(b)(4) shall not prohibit any transfer or exchange of such an interest in accordance with clause (b)(2) above.

          (5)  Regulation S Global Euro Security to be Held Through Euroclear
               --------------------------------------------------------------
during Distribution Compliance Period.  The Issuer shall use its best efforts to
-------------------------------------
cause the Depositary to ensure that beneficial interests in the Regulation S Global Euro Security may be held only in or through accounts maintained by Euroclear (or by Agent Members acting for the account thereof) until the expiration of the Distribution Compliance Period, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account until the expiration of the Distribution Compliance Period; provided that this clause
(b)(5) shall not prohibit any transfer or exchange of such an interest in accordance with clause (b)(2) above.

     (c)  Securities Act Legends.  Rule 144A Securities and their respective
          ----------------------
Successor Securities shall bear a Restricted Securities Legend, and Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

          (1) subject to the following clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

          (2) subject to the following clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(3) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

          (3) Registered Securities shall not bear a Securities Act Legend;

          (4) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee or Authentication Agent shall authenticate and make available for delivery such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

          (5) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Issuer's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee or Authentication Agent, at the direction of the Issuer, shall authenticate and deliver such a new Security as provided in this Article Three provided that, the Trustee, if it deems reasonably necessary or appropriate, may request an Opinion of Counsel in connection with such direction; and

     Notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Issuer has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee or Authentication Agent, at the direction of the Issuer, shall authenticate and make available for delivery a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

     Each Holder of a Security agrees to indemnify the Trustee and Authentication Agent against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

     The Trustee and the Authentication Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     SECTION 307.  Mutilated, Destroyed, Lost and Stolen Securities.  If any
                   ------------------------------------------------
mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee or Authentication Agent shall authenticate and make available for delivery in exchange therefor a new Security of like tenor, currency and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Issuer and the Trustee (i) evidence to its satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them and any agent of either of them completely harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Trustee or Authentication Agent shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor, currency and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Issuer and the Trustee (without duplication) may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and reasonable attorneys' fees) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 308.  Payment of Interest; Interest Rights Preserved.  Interest on
                   ----------------------------------------------
any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder on such date, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or its respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the sole expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or its respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee in its reasonable judgment.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 309.  Persons Deemed Owners.  Prior to due presentment of a
                   ---------------------
Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

     None of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Issuer or the Trustee, or any agent of the Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as a Holder of such Security in global form.

     SECTION 310.  Cancellation.  All Securities surrendered for payment,
                   ------------
redemption, registration of transfer or exchange or pursuant to any Offer to Purchase pursuant to Section 1015 or 1016 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it and only by it. The Issuer may at any time deliver to the Trustee or

Authentication Agent, as the case may be, for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by an Issuer order, provided, that in no event shall the Trustee be required to destroy such canceled Securities.

     SECTION 311.  CUSIP, ISN Numbers.  The Issuer in issuing the Securities may
                   ------------------
use "CUSIP" of "ISN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" or "ISN" numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" or "ISN" numbers.

     SECTION 312.  Computation of Interest.  Interest on the Securities shall be
                   -----------------------
computed on the basis of a 360-day year of twelve 30-day months.


                                 ARTICLE FOUR

                          Satisfaction and Discharge

     SECTION 401.  Satisfaction and Discharge of Indenture.  This Indenture
                   ---------------------------------------
shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on written demand of and at the sole expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, but not limited to, Article Twelve hereof), when

     (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee or Authentication Agent, as the case may be, for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

              (i)  have become due and payable, or

               (ii) will become due and payable at its Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the sole expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in cash or U.S. Government Securities sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be including, without limitation, the payment of all fees and expenses of the Trustee, its agents and counsel;

     (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer including, without limitation, the payment of all fees and expenses of the Trustee, its agents and counsel; and

     (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Issuer to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

     SECTION 402.  Application of Trust Money.  Subject to the provisions of the
                   --------------------------
last paragraph of Section 1003, all money deposited with the Trustee pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                 ARTICLE FIVE

                                   Remedies

     SECTION 501.  Events of Default.  "Event of Default", wherever used herein,
                   -----------------
means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) (a "Default" as such term is used in this Indenture shall mean the occurrence and continuation of an Event of Default):

     (1) failure to pay principal of (or premium, if any, on) any Security when due (upon acceleration, optional or mandatory redemption, required repurchase or otherwise);

     (2) failure to pay interest on any Security when due, and such default continues for a period of 30 days;

     (3) default in the payment of principal and interest on Securities required to be purchased pursuant to an Offer to Purchase pursuant to Sections 1015 or 1016 when due and payable;

     (4) failure to perform or comply with the provisions contained in Article Eight;

     (5) failure to perform any other covenant or agreement of the Issuer under the Indenture or the Securities and such failure continues for 60 days after written notice to the Issuer by the Trustee or Holders of at least 25% in aggregate principal amount of outstanding Securities;

     (6) (i) any default by the Issuer or any Material Restricted Subsidiary in the payment of the principal, premium, if any, or interest has occurred with respect to amounts in excess of $10.0 million under any agreement, indenture or instrument evidencing Debt when the same shall become due and payable in full and such default shall have continued after any applicable grace period and shall not have been cured or waived and, if not already matured at its final maturity in accordance with its terms, the holders of such Debt shall have the right to accelerate such Debt, or (ii) any event of default as defined in any agreement, indenture or instrument of the Issuer or any Restricted Subsidiary evidencing Debt in excess of $10.0 million shall have occurred and the Debt thereunder, if not already matured at its final maturity in accordance with its terms, shall have been accelerated;

     (7) the rendering of a final judgment or judgments against the Issuer or any Material Restricted Subsidiary in an amount in excess of $10.0 million which remains undischarged or unstayed for a period of 60 days after the date on which the right to appeal has expired;

     (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or any Material Restricted Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or any Material Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or any Material Restricted Subsidiary under any applicable U.S. Federal or State, or other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or any Material Restricted Subsidiary or of any substantial part of the property of the Issuer or any Material Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Issuer or any Material Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (9) the commencement by the Issuer or any Material Restricted Subsidiary of a voluntary case or proceeding under any applicable U.S. Federal or State, or other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer or any Material Restricted Subsidiary to the entry of a decree or order for relief in respect of the Issuer or such Material Restricted Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State, or other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or a Material Restricted Subsidiary, or the filing by the Issuer or any Material Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. Federal or State, or other applicable law, or the consent by the Issuer or any Material Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or any Material Restricted Subsidiary or of substantially all of the property of the Issuer or any Material Restricted Subsidiary, or the making by the Issuer or any Material Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Issuer or any Material Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or any Material Restricted Subsidiary in furtherance of any such action.

     SECTION 502.  Acceleration of Maturity; Rescission and Annulment.  If an
                   --------------------------------------------------
Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the Securities to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration the principal and any accrued interest on all Outstanding Securities shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

         (A) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Issuer) and, to the extent that payment of such interest is lawful, any interest thereon at the rate provided therefor in the Securities,

          (B) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided therefor in the Securities, and

          (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default, other than the non-payment of the principal of (and premium, if any) or interest on, the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                   -------------------------------------------------------
Trustee.  The Issuer covenants that if
-------

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Issuer, at the Purchase Date thereof, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided therefor in the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any amounts due the Trustee under Section 607 hereof.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 504.  Trustee May File Proofs of Claim.  In case of any judicial
                   --------------------------------
proceeding relative to the Issuer or any other obligor upon the Securities, or its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect, receive and distribute any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.
                   -----------------------------------------------------------
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any amounts due the Trustee under Section 607 hereof, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 506.  Application of Money Collected.  Subject to Article Thirteen,
                   ------------------------------
any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts (including, without limitation, the reasonable compensation, expenses, disbursements and advances due the Trustee, its agents and counsel and any other amounts) due the Trustee under Section 607; and

     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities due the Holders in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

     SECTION 507.  Limitation on Suits.  No Holder of any Security shall have
                   -------------------
any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings or pursue remedies in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered and provided to the Trustee reasonable indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding or pursued any remedies; and

     (5) no direction which is inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

     SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium
                   ------------------------------------------------------------
and Interest.  Notwithstanding any other provision in this Indenture, the Holder
------------
of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Issuer and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.

     SECTION 509.  Restoration of Rights and Remedies.  If the Trustee or any
                   ----------------------------------
Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 510.  Rights and Remedies Cumulative.  Except as otherwise provided
                   ------------------------------
with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511.  Delay or Omission Not Waiver.  No delay or omission of the
                   ----------------------------
Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 512.  Control by Holders.  The Holders of a majority in principal
                   ------------------
amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

     (1)  the Trustee may refuse to follow any direction which

          (i)  conflicts with any rule of law or with this Indenture,

               or

          (ii) the Trustee, in its reasonable judgment, determines may be unduly prejudicial to the rights of other Holders of Securities, or may expose the Trustee to personal liability, or does not provide adequate indemnification against any loss or expense resulting from the compliance therewith, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 513.  Waiver of Past Defaults.  The Holders of not less than a
                   -----------------------
majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities, by written notice to the Trustee, waive any past default hereunder and its consequences, except a default

     (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Issuer), or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall be cured and shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514.  Undertaking for Costs.  In any suit for the enforcement of
                   ---------------------
any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the reasonable costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that this Section shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee and provided, further that, subject to a court's discretion, this Section shall not apply to a suit by the Trustee, and as provided in the Trust Indenture Act.

     SECTION 515.  Waiver of Stay, or Extension Laws.  The Issuer covenants (to
                   ---------------------------------
the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that they may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

     SECTION 601.  Certain Duties and Responsibilities.
                   -----------------------------------

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b)  Except during the continuance of an Event of Default:

          (1) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512 hereof; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section. All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its officers, directors, employees, agents, successors and assigns and to it in its roles hereunder as Paying Agent, Tender Agent, Authenticating Agent and Securities Registrar.

     SECTION 602.  Notice of Defaults.  The Trustee shall give the Holders
                   ------------------
notice of any default hereunder (a "Notice of Default") of which it has knowledge as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence of such default

(without regard to any Notice of Default). For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     Except in the case of an Event of Default in payment of principal of (premium, if any) or interest on any Security, the Trustee may withhold notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders.

     SECTION 603.  Certain Rights of Trustee.  Subject to the provisions of
                   -------------------------
Section 601:

     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, without any independent investigation of any fact or matter therein;

     (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel, shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney upon reasonable advance notice to the Issuer;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee shall not be liable for any action it takes, suffers to be taken, or omits in good faith; and

     (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities or this Indenture.

     SECTION 604.  Not Responsible for Recitals or Issuance of Securities.  The
                   ------------------------------------------------------
recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for its correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

     SECTION 605.  May Hold Securities; Act as Trustee under Other Indentures.
                   ----------------------------------------------------------
The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer and any other obligor upon the Securities with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     The Trustee is hereby authorized to act as trustee under that certain indenture between the Issuer and the Trustee, dated as of July 1, 1998 (the "1998 Senior Indenture"), that certain Indenture dated as of March 1, 1999 (the "Old Subordinated Indenture"), and that certain Indenture dated as of the date hereof relating to Convertible Subordinated Notes due July 15, 20008 (the "New Subordinated Indenture" and collectively with the 1998 Senior Indenture and the Old Subordinated Indenture, the "Prior Indentures") notwithstanding any provisions of this Indenture or the Prior Indentures affecting the relative rights of holders of securities issued under such indentures to payment thereon and to security given to secure such payment. The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder. The Trustee is authorized to resign from any of its appointments as Trustee hereunder, as trustee under any of the Prior Indentures, or as trustee under any other indenture in the event that the Trustee determines in good faith that its performance hereunder or thereunder subjects the Trustee to a conflict of interest.

     SECTION 606.  Money Held in Trust.  Money held by the Trustee in trust
                   -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.

     SECTION 607.  Compensation and Reimbursement.  The Issuer agrees
                   ------------------------------

     (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as may be agreed in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the compensation, expenses and disbursements of its agents, accountants, experts and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee and any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claims, liability or expense (including, without limitation, reasonable attorneys' fees and expenses and taxes (other than taxes based upon, measured by or determined by the income of such Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (not arising from negligence or bad faith) in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee shall notify the Issuer promptly upon acquiring knowledge of any claim for which it is entitled to be indemnified hereunder. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder unless the Issuer are prejudiced thereby. If the Issuer elect to defend the claim, the Issuer shall be entitled to control the defense of such claim and the Trustee shall cooperate in such defense. The Trustee may have separate counsel, and the Issuer shall pay the reasonable fees and expenses of such counsel until such time as the Issuer assumes the defense of such claim, and thereafter, to the extent that in the Trustee's reasonable judgment its interests conflict with or differ from those of the Issuer under such claim. The Issuer need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     The obligations of the Issuer under this Section 607 shall survive the resignation or removal of the Trustee and/or satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(9) or (10) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any applicable bankruptcy law.

     SECTION 608.  Disqualification; Conflicting Interests.  If the Trustee has
                   ---------------------------------------
or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest within 90 days, apply to the Commission for permission to continue, or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     SECTION 609.  Corporate Trustee Required; Eligibility.  There shall at all
                   ---------------------------------------
times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has (or, in the case of a corporation included in a bank holding company system, the related bank holding company has) a combined capital and surplus of at least $50.0 million and its Corporate Trust Office or agency in The Borough of Manhattan, City of New York. If such Person or bank holding company publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person or bank holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 610.  Resignation and Removal; Appointment of Successor.
                   -------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuer.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by Board Resolutions of the Issuer may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by Board Resolution of the Issuer, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If, within 30 days after the retiring Trustee resigns, no successor Trustee shall have been so appointed by the Issuer or the Holders of a majority in principal amount of the Outstanding Securities and accepted appointment in the manner hereinafter provided, the retiring Trustee or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     SECTION 611.  Acceptance of Appointment by Successor.  Every successor
                   --------------------------------------
Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee a written instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of all sums owing to the retiring Trustee hereunder and subject to the Lien provided for in Section 607 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. Notwithstanding the replacement of the Trustee pursuant to this Section 611, the Issuer's obligations under Section 607 hereof shall continue for the benefit of the retiring Trustee.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.
                   -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee, or any corporation into which all or substantially all of its corporate trust business is transferred, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 613.  Preferential Collection of Claims Against Issuer.  If and
                   ------------------------------------------------
when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer(or any such other obligor).

     SECTION 614.  Appointment of Authenticating Agent.  The Trustee may appoint
                   -----------------------------------
an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 307, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be reasonably acceptable to the Issuer. If such Authenticating Agent or bank holding company publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent or bank holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     The Trustee hereby appoints the Euro Agent as Authentication Agent for purposes of authenticating any Euro Securities.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an

Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be reasonably acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as its names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments from the Issuer, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.


                         [NAME OF AUTHENTICATING AGENT]


                         By___________________________
                           Authorized Signatory


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Issuer

     SECTION 701.  Issuer to Furnish Trustee Names and Addresses of Holders.
                   --------------------------------------------------------
The Issuer will furnish or cause to be furnished to the Trustee

     (a) semi-annually, not more than 15 days after each June 1 and December 1, commencing June 1, 2000, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

     SECTION 702.  Preservation of Information; Communications to Holders.
                   ------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to its rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee shall be provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

     SECTION 703.  Reports by Trustee.
                   ------------------

     (a) The Trustee shall mail or transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (b) A copy of each such report shall, at the time of such mailing or transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, if any, with the Commission and with the Issuer. The Issuer will notify the Trustee when the Securities are listed on any stock exchange, or any delisting thereof.

     SECTION 704.  Reports by the Issuer.  The Issuer shall file with the
                   ---------------------
Trustee and the Commission, and mail or transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to, the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates and written notices delivered to the Trustee in accordance with the terms of this Indenture).


                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

     SECTION 801.  Issuer may Consolidate, Etc. Only on Certain Terms.  The
                   --------------------------------------------------
Issuer may not, in a single transaction or a series of related transactions, (i) consolidate or merge with or into any other Person or permit any other Person to consolidate or merge with or into the Issuer or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets, unless:

          (1) in a transaction in which the Issuer does not survive or in which the Issuer transfers, sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Issuer (for purposes of this Article Eight, a "Successor Entity"), shall be organized and validly existing under the laws of the United States of America, any State thereof, or the District of Columbia, and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the Issuer's obligations under the Indenture;

          (2) immediately before and after giving effect to such transaction and treating any Debt which becomes an obligation of the Issuer or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Issuer or such Restricted Subsidiary at the time of the transaction, no Event of Default or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing;

          (3) except in the case of any such consolidation or merger of the Issuer with or into, or any such transfer, sale, lease or other disposition of assets to, a Wholly Owned Restricted Subsidiary, immediately after giving effect to such transaction, the Consolidated Net Worth of the Issuer (or other successor entity to the Issuer) is equal to or greater than that of the Issuer immediately prior to the transaction;

          (4) except in the case of any such consolidation or merger of the Issuer with or into, or any such transfer, sale, lease or other disposition of assets to, a Wholly Owned Restricted Subsidiary, immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Issuer or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Issuer or such Restricted Subsidiary at the time of the transaction, the Issuer

(including any successor entity to the Issuer) could Incur at least $1.00 of additional Debt pursuant to the provisions of the Indenture described in the first paragraph of Section 1008; and

          (5) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such amalgamation, consolidation, merger, conveyance, transfer, sale, lease or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consolidated Net Worth and the ability to Incur Debt in accordance with clauses (3) and (4) of this Section 801, of the Issuer or, if applicable, of the Successor Entity as required pursuant to the foregoing.

     SECTION 802.  Successor Substituted.  Upon any consolidation of the Issuer
                   ---------------------
with, or merger of the Issuer into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Issuer as an entirety in accordance with Section 801, the Successor Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named herein as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                 ARTICLE NINE

                            Supplemental Indentures

     SECTION 901.  Supplemental Indentures Without Consent of Holders.  Without
                   --------------------------------------------------
the consent of any Holders, the Issuer, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to an Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Securities; or

     (2) to add to the covenants of the Issuer for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer; or

     (3) to secure the Securities pursuant to the requirements of Section 1013 or otherwise; or

     (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

     (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this clause (5) shall not adversely affect the interests of the Holders in any material respect;

     (6) to evidence and provide for the acceptance and appointment hereunder of a successor Trustee with respect to the Securities; or

     (7) to comply with any of the requirements of the Luxembourg Stock Exchange in connection with listing the Euro Securities thereon.

     SECTION 902.  Supplemental Indentures with Consent of Holders.  With the
                   -----------------------------------------------
consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by Board Resolutions of the Issuer, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase
Date), or

     (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and its consequences) provided for in this Indenture, or

     (3) modify any of the provisions of this Section, Section 513 or Section 1021, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

     (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1015 or 1016, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 903.  Execution of Supplemental Indentures.  In executing, or
                   ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 904.  Effect of Supplemental Indentures.  Upon the execution of any
                   ---------------------------------
supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 905.  Conformity with Trust Indenture Act.  Every supplemental
                   -----------------------------------
indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

     SECTION 906.  Reference in Securities to Supplemental Indentures.
                   --------------------------------------------------
Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee or Authentication Agent in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   Covenants

     SECTION 1001. Payment of Principal, Premium and Interest.  The Issuer will
                   ------------------------------------------
duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

     SECTION 1002. Maintenance of Office or Agency.  The Issuer will maintain
                   -------------------------------
in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Issuer may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     SECTION 1003. Money for Security Payments to Be Held in Trust.  If the
                   -----------------------------------------------
Issuer shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Issuer shall have one or more Paying Agents, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

     The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (or, until such time as this Indenture shall be qualified under the Trust Indenture Act, which would be applicable to it as Paying Agent if this Indenture were so qualified) and (ii) in the event and during the continuance of any default by the Issuer (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer on Issuer request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York and Luxembourg, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

     SECTION 1004.  Existence.  Subject to Article Eight and Section 1015, the
                    ---------
Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that Issuer shall not be required to preserve any such right or franchise if the Issuer in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.

     SECTION 1005.  Maintenance of Properties.  The Issuer will cause all
                    -------------------------
material properties used or useful in the conduct of its business or the business of any Restricted Subsidiary of the Issuer to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent an Issuer or any of its Restricted Subsidiaries from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Issuer or Restricted Subsidiary in good faith, desirable in (or not adverse to) the conduct of its business or the business of any Restricted Subsidiary and not adverse in any material respect to the Holders.

     SECTION 1006.  Payment of Taxes and Other Claims.  The Issuer will pay or
                    ---------------------------------
discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Issuer or any of its Restricted Subsidiaries or upon the income, profits or property of the Issuer or any of its Restricted Subsidiaries, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or any of its Restricted Subsidiaries; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings.

     SECTION 1007.  Maintenance of Insurance.  The Issuer shall, and the Issuer
                    ------------------------
shall cause its Restricted Subsidiaries to, keep at all times all of its properties which are of an insurable nature insured (which may include self-insurance) against loss or damage with insurers believed by the Issuer to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

     SECTION 1008.  Limitation on Debt.  The Issuer will not, and will not
                    ------------------
permit any of its Restricted Subsidiaries to, Incur any Debt; provided that the Issuer may Incur Debt if, after giving effect to the incurrence of such Debt and the receipt and application of the proceeds therefrom, the Consolidated Debt to EBITDA Ratio would be greater than zero and less than 6:1.

     Notwithstanding the foregoing limitation, the following Debt may be Incurred, each item to be given independent effect:

          (1)  Permitted Senior Bank Debt;

          (2)  Debt owed (A) to the Issuer evidenced by a promissory note, or
(B) to any Restricted Subsidiary; provided that any event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Debt (other than to the Issuer or another Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Debt not permitted by this clause (2);

          (3) Debt of the Issuer or any Restricted Subsidiary (A) in respect of performance, surety or appeal bonds or letters of credit in the ordinary course of business, (B) under Permitted Interest Rate or Currency Protection Agreements, or (C) arising under, or arising from, agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Issuer Incurred in connection with the disposition of any business, assets (other than Guarantees of Debt Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Issuer or any Restricted Subsidiary in connection with such disposition;

          (4) Debt which is exchanged for or the proceeds of which are used to refinance or refund, or any extension or renewal of (each a "refinancing"), (a) the Securities, (b) Debt incurred pursuant to clauses (3), (5), (6), (8) and (9) of this paragraph and this clause (4), in each case in an aggregate principal amount not to exceed the principal amount of the Debt so refinanced (together with any accrued interest and any premium and other payment required to be made with respect to the Debt being refinanced or refunded, and any fees, costs, expenses, underwriting discounts or commissions and other payments paid or payable with respect to the Debt incurred pursuant to this clause (4)); provided, however, that (A) Debt, the proceeds of which are used to refinance the Securities, or Debt which is pari passu with or subordinate in right of payment to the Securities, shall only be permitted if (x) in the case of any refinancing of the Securities or Debt which is pari passu to the Securities, the refinancing Debt is Incurred by the Issuer and made pari passu to the Securities or subordinated to the Securities, and (y) in the case of any refinancing of Debt which is subordinated to the Securities, the refinancing Debt is Incurred by the Issuer and is subordinated to the Securities in a manner that is at least as favorable to the Holders as that of the Debt refinanced; (B) the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, does not have a final maturity prior to the final maturity of the Debt being refinanced and has an Average Life longer than the Average Life of the Debt being refinanced; and
(C) in the case of any refinancing of Debt Incurred by the Issuer, the refinancing of Debt may be Incurred only by the Issuer, and in the case of any refinancing of Debt Incurred by a Restricted Subsidiary, the refinancing Debt may be Incurred only by such Restricted Subsidiary or the Issuer;

          (5)  Acquisition Debt of the Issuer or any Restricted Subsidiary;

          (6)  Exchange Securities and Additional Securities;

          (7) Debt of the Issuer not to exceed, at any time outstanding, two times the Net Cash Proceeds received by the Issuer after the Closing Date from the issuance and sale of its Capital Stock (other than Disqualified Stock) to a Person that is not a Subsidiary of the Issuer, to the extent that such Net Cash Proceeds have not been used pursuant to clause (C)(3) of the first paragraph or clauses (iii), (iv) or (vii) of the second paragraph of Section 1011 to make a Restricted Payment; provided that such Debt does not have a final maturity prior to the final maturity of the Securities and has an Average Life longer than the Average Life of the Securities;

          (8)  Existing Debt of the Issuer;

          (9) Debt of the Issuer or any Restricted Subsidiary Incurred to finance the purchase or other acquisition of any property, inventory, asset or business directly or indirectly, by the Issuer or any Restricted Subsidiary used in, or to be used in, the System and Network Management Business;

          (10) Subordinated Debt of the Issuer not to exceed $300.0 million in principal outstanding at any time; provided that the calculation of the principal amount of such Subordinated Debt shall exclude the principal amount of the New Convertible Notes; and

          (11) other Debt of the Issuer or any Restricted Subsidiary not to exceed $50.0 million at any one time outstanding.

     For purposes of determining compliance with this Section 1008, in the event that an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses, or is permitted in part under the first paragraph of this Section 1008 and in part under one or more of the above clauses, the Issuer, in its sole discretion, shall classify, and from time to time may reclassify, such item of Debt.

     For purposes of determining any particular amount of Debt under Section 1008, Guarantees, Liens or obligations with respect to letters of credit supporting Debt otherwise included in the determination of such particular amount shall not be included.

     SECTION 1009. Limitation on Sale-Leaseback Transactions.  The Issuer will
                   -----------------------------------------
not, and will not permit any Restricted Subsidiary to, enter into any sale-leaseback transaction involving any of its assets or properties, whether now owned or hereafter acquired, whereby the Issuer or a Restricted Subsidiary sells or transfers such assets or properties and then or thereafter leases such assets or properties or any part thereof or any other assets or properties that the Issuer or such Restricted Subsidiary, as the case may be, intends to use for substantially the same purpose or purposes as the assets or properties sold or transferred.

     The foregoing restriction does not apply to any sale-leaseback transaction if (i) the lease is for a period, including renewal rights, of not in excess of three years; (ii) the sale-leaseback transaction is consummated within 180 days after the purchase of the assets subject to such transaction; (iii) the transaction is solely between the Issuer and any Wholly Owned Restricted Subsidiary or solely between Wholly Owned Restricted Subsidiaries; or (iv) the Issuer or such Restricted Subsidiary, within 12 months after the sale or transfer of any assets or properties is completed, applies an amount no less than the Net Cash Proceeds received from such sale in accordance with clause (A) or (B) of the second paragraph of Section 1015(1).

     SECTION 1010. Limitation on Guarantees of Issuer Debt by Restricted
                   -----------------------------------------------------
Subsidiaries. The Issuer may not permit any Restricted Subsidiary, directly or
------------
indirectly, to Guarantee, assume or in any other manner become liable for the payment of any Debt of the Issuer (other than Debt of the Issuer Incurred pursuant to clauses (1), (3), (5), (9) or (11) of the second paragraph of
Section 1008 or refinanced pursuant to clause (4) of the second paragraph of
Section 1008 of Debt originally incurred under clause (3), (5) or (9) of the second paragraph of Section 1008) that is pari passu with or subordinate in right of payment to the Securities unless: (i) (A) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture providing for a Guarantee of payment of the Securities by such Restricted Subsidiary; and (B) with respect to any Guarantee of Debt of the Issuer that is subordinate in right of payment to the Securities, such Guarantee shall be subordinated to such Restricted Subsidiary's Guarantee with respect to the Securities at least to the same extent as such Debt is subordinated to the Securities, and (ii) such Restricted Subsidiary waives, and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Issuer or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee until the Securities have been paid in full.

     Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary may provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Issuer, of all of the Issuers and each Restricted Subsidiary's Capital Stock in, or all or substantially all of the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Restricted Subsidiary's Guarantee with respect to the Securities, except a discharge or release by or as a result of payment under such Guarantee.

     SECTION 1011.  Limitation on Restricted Payments.  The Issuer will not, and
                    ---------------------------------
will not permit any Restricted Subsidiary directly or indirectly to:

          (1) declare or pay any dividend or make any distribution on or with respect to its Capital Stock to Persons other than the Issuer or any of its Restricted Subsidiaries, (other than (x) dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock), or in options, warrants or other rights to acquire shares of such Capital Stock; (y) pro rata dividends or distributions on Common Stock of Restricted Subsidiaries held by minority stockholders; or (z) dividends in respect of Disqualified Stock);

          (2) purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of (A) the Issuer or an Unrestricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Person, or (B) a Restricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Person other than the Issuer or a Wholly Owned Restricted Subsidiary of the Issuer;

          (3) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Debt of the Issuer that is subordinated in right of payment to the Securities; or

          (4) make any Investment, other than a Permitted Investment, in any Person,

(such payments or any other actions described in clauses (1) through (4) above being collectively "Restricted Payments") if, at the time of, and after giving effect to, the proposed Restricted Payment:

              (A) a Default or Event of Default shall have occurred and be continuing;

              (B) the Issuer could not Incur at least $1.00 of Debt under the first paragraph of Section 1008; or

              (C) the aggregate amount of all Restricted Payments (the amount, if other than in cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) made after the Closing Date shall exceed the sum of: (1) cumulative Consolidated EBITDA since the date of original issuance of the Securities through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment for which quarterly or annual financial statements are available; minus (2) 1.5 times cumulative Consolidated Interest Expense of the Issuer since the date of original issuance of the Securities through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment for which quarterly or annual financial statements are available, plus (3) the aggregate Net Cash Proceeds received by the Issuer after the Closing Date from the issuance and sale permitted by this Indenture of its Capital Stock (other than Disqualified Stock) to a Person who is not a Subsidiary of the Issuer, including an issuance or sale permitted by this Indenture of Debt of the Issuer for cash subsequent to the Closing Date upon the conversion of such Debt into Capital Stock (other than Disqualified Stock) of the Issuer, or from the issuance to a Person who is not a Subsidiary of the Issuer of any options, warrants or other rights to acquire Capital Stock of the Issuer (in each case, exclusive of any Disqualified Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the stated final maturity date of the Securities), in each case except to the extent such Net Cash Proceeds are used to Incur Debt pursuant to clause
(vii) of the second paragraph of Section 1008, plus (4) an amount equal to the net reduction in Investments (other than reductions in Permitted Investments) in any Person resulting from payments of interest on Debt, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Issuer or any Restricted Subsidiary or from the Net Cash Proceeds from the sale of any such Investment (except, in each case, to the extent any such payment or proceeds are included in the calculation of Consolidated EBITDA), or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries, not to exceed, in each case, the amount of Investments previously made by the Issuer or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

The foregoing provision shall not be violated by reason of:

          (i) the payment of any dividend within 60 days after the date of declaration thereof if, at said date of declaration, such payment would comply with the foregoing paragraph;

          (ii) the redemption, repurchase, defeasance or other acquisition or retirement for value of Debt that is subordinated in right of payment to the Securities including premium, if any, and accrued and unpaid interest, with the proceeds of, Debt Incurred under clause (ii) of the second paragraph of Section 1008.

          (iii) the repurchase, redemption or other acquisition of Capital
Stock of the Issuer or a Subsidiary of the Issuer (or options, warrants or other rights to acquire such Capital Stock) in exchange for (including upon exercise of a conversion right), or out of the proceeds of a capital contribution or a substantially concurrent offering of, shares of Capital Stock (other than Disqualified Stock) of the Issuer (or options, warrants or other rights to acquire such Capital Stock);

          (iv) the making of any principal payment or the repurchase, redemption, retirement, defeasance or other acquisition for value of Debt of the Issuer which is subordinated in right of payment to the Securities in exchange for, or out of the proceeds of, a capital contribution or a substantially concurrent offering of, shares of the Capital Stock (other than Disqualified Stock) of the Issuer (or options, warrants or other rights to acquire such Capital Stock);

          (v) payments or distributions, to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with the provisions of this Indenture applicable to mergers, consolidations and transfers of all or substantially all of the property and assets of the Issuer, and payments of cash in lieu of fractional shares;

          (vi) Investments in any Person; provided that the aggregate amount of Investments made pursuant to this clause (vi) does not exceed the sum of (a) $50.0 million, plus (b) the amount of Net Cash Proceeds received by the Issuer after the Closing Date from the sale of its Capital Stock (other than Disqualified Stock) to a Person who is not a Subsidiary of the Issuer, except to the extent such Net Cash Proceeds are used to Incur Debt pursuant to clause (7) of the second paragraph of Section 1008 or to make Restricted Payments pursuant to clause (C)(3) of the first paragraph, or clauses (iii) or (iv) of this paragraph, of this Section 1011, plus (c) the net reduction in Investments made pursuant to this clause (vi) resulting from distributions on or repayments of such Investments or from the Net Cash Proceeds from the sale of any such Investment (except in each case to the extent any such payment or proceeds is included in the calculation of Consolidated EBITDA) or from such Person becoming a Restricted Subsidiary; provided that the net reduction in any Investment shall not exceed the amount of such Investment;

          (vii) Investments acquired in exchange for Capital Stock (other than Disqualified Stock) of the Issuer;

          (viii) the purchase, redemption or other acquisition or retirement of Common Stock Of the Issuer or any option or other right to acquire shares of Common Stock of the Issuer (I) if such Common Stock, option or other right was issued pursuant to a plan or arrangement approved by the Issuer's Board of Directors, and such purchase, redemption or other acquisition or retirement, (x) occurs in accordance with the terms of such plan or arrangement, from former employees of the Issuer and its Subsidiaries or their estates or (y) is from an employee of the Issuer and the price paid by the Issuer to such employee is equal to the exercise or purchase price paid by such employee and (II) from employees of the Issuer or its Subsidiaries in an amount not to exceed $5.0 million in any fiscal year; provided that, in the case of clause (II), amounts not paid for any such purchase, redemption or other acquisition or retirement in any fiscal year may be accumulated and paid in any subsequent fiscal year;

          (ix) additional Restricted Payments not to exceed $50.0 million in the aggregate; or

          (x) the acquisition of Capital Stock of the Issuer by the Issuer in connection with the cashless exercise of any options, warrants or similar rights issued by the Issuer.

     Each Restricted Payment permitted pursuant to the preceding paragraph (other than the Restricted Payment referred to in clause (2) thereof and an exchange of Capital Stock for Capital Stock or Debt referred to in clause (3) or
(4) thereof), and the Net Cash Proceeds from any issuance of Capital Stock referred to in clauses (iii), (iv) and (vi), shall be included in calculating whether the conditions of clause (C) of the first paragraph of this Section 1011 have been met with respect to any subsequent Restricted Payments. In the event the proceeds of an issuance of Capital Stock of the

Issuer are used for the redemption, repurchase or other acquisition of the Securities, or Debt that is pari passu with the Securities, then the Net Cash Proceeds of such issuance shall be included in clause (C) of the first paragraph of this Section 1011 only to the extent such proceeds are not used for such redemption, repurchase or other acquisition of Debt.

     SECTION 1012. Limitation on Dividend and Other Payment Restrictions
                   -----------------------------------------------------
Affecting Restricted Subsidiaries. The Issuer may not, and may not permit any
---------------------------------
Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Issuer or any other Restricted Subsidiary or pay any Debt or other obligation owed to the Issuer or any other Restricted Subsidiary; (ii) to make loans or advances to the Issuer or any other Restricted Subsidiary; or (iii) to transfer any of its property or assets to the Issuer or any other Restricted Subsidiary. Notwithstanding the foregoing, the Issuer may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction:

     (1) pursuant to any agreement in effect on the date of original issuance of the Securities, and any amendments, extensions, refinancings, renewals or replacements of such agreements, provided that the amendments, encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders, than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;

     (2) existing under or by reason of applicable law;

     (3) existing in connection with any Permitted Senior Bank Debt or any Debt incurred pursuant to clause (5) of the second paragraph of Section 1008;

     (4) pursuant to an agreement existing prior to the date on which such Person became a Restricted Subsidiary and not Incurred in anticipation of becoming a Restricted Subsidiary, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired;

     (5) pursuant to an agreement entered into in connection with Debt Incurred under clause (4) of the second paragraph of Section 1008; provided, however, that the provisions contained in such agreement related to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject of the refinancing such clause (4) of the second paragraph of Section 1008;

     (6) restrictions contained in any agreement relating to a Lien of a Restricted Subsidiary or the Issuer otherwise permitted under this Indenture, but only to the extent such restrictions restrict the transfer of the property subject to such Lien;

     (7) customary nonassignment provisions entered into in the ordinary course of business in leases, licenses and other contracts to the extent such provisions restrict the transfer, sublicensing or any such license or subletting of any such lease or the assignment of rights under any such contract;

     (8) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary; provided that consummation of such transaction would not result in an Event of Default or an event that, with the passing of time or the giving of notice or both, would constitute an Event of Default, that such restriction terminates if such transaction is closed or abandoned and that the closing or abandonment of such transaction occurs within one year of the date such agreement was entered into;

     (9) any restriction imposed pursuant to contracts for the sale of assets with respect to the transfer of the assets to be sold pursuant to such contract;

     (10) arising or agreed to in the ordinary course of business, not relating to any Debt, and that do not, individually, or in the aggregate, detract from the value of property or assets of the Issuer or any Restricted Subsidiary in any manner material to the Issuer or any Restricted Subsidiary; or

     (11) such encumbrance or restriction is contained in the terms of any agreement pursuant to which such Debt was issued if (A) the encumbrance or restriction applies only in the event of a payment default or a default with respect to a financial covenant contained in such Debt or agreement, (B) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Securities than is customary in comparable financings, and (C) the Issuer determines that any such encumbrance or restriction will not materially affect the Issuer's ability to make principal or interest payments on the Securities.

     SECTION 1013.  Limitation on Liens. The Issuer may not, and may not permit
                    -------------------
any Restricted Subsidiary to, Incur or suffer to exist any Lien, on or with respect to any property or assets now owned or hereafter acquired to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (x) equally and ratably with such Debt as to such property or assets for so long as such Debt will be so secured or (y) in the event such Debt is Debt of the Issuer which is subordinate in right of payment to the Securities, prior to such Debt as to such property or assets for so long as such Debt will be so secured.

     The foregoing restrictions shall not apply to:

          (1) Liens in existence on the date of original issuance of the Securities;

          (2) Liens securing only the Securities and any Lien in favor of the Trustee for the benefit of Holders arising under the provisions in this Indenture;

          (3) Liens granted by a Restricted Subsidiay in favor of the Issuer or any Restricted Subsidiary;

          (4) Liens to secure Permitted Senior Bank Debt;

          (5) Liens securing Purchase Money Secured Debt;

          (6) Liens on property existing immediately prior to the time of acquisition thereof (and not Incurred in anticipation of the financing of such acquisition);

          (7) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary and not incurred in anticipation of becoming a Restricted Subsidiary;

          (8) any interest in or title of a lessor to any property subject to a Capital Lease Obligation which is permitted under this Indenture; or

          (9) Liens to secure Debt Incurred pursuant to clause (4) of the second paragraph of Section 1008; provided that such Lien does not extend to any property other than the property securing the Debt being refinanced pursuant to clause (4) of the second paragraph of Section 1008.

     SECTION 1014.  Limitation on Issuance of Capital Stock of Restricted
                    -----------------------------------------------------
Subsidiaries.  The Issuer will not sell, and will not permit any Restricted
------------
Subsidiary, directly or indirectly, to issue or sell, any shares of Capital Stock of a Restricted Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except (i) to the Issuer or a Wholly Owned Restricted Subsidiary; (ii) issuances of director's qualifying shares or sales to foreign nationals of shares of Capital Stock of foreign Restricted Subsidiaries, to the extent required by applicable law; (iii) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted under Section 1011 if made on the date of such issuance or sale; or (iv) issuances or sales of Common Stock of a Restricted Subsidiary.

     SECTION 1015.  Asset Sales.
                    -----------

     (1) The Issuer will not, and will not permit any Restricted Subsidiary to, consummate an Asset Sale unless (i) the Issuer or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as evidenced by a resolution of the Board of Directors), and (ii) at least 75% of the consideration received by the Issuer or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be cash or other Qualified Consideration.

     The Issuer or any Restricted Subsidiary may, within 365 days of the Asset Sale, invest the Net Cash Proceeds thereof (A) in property or assets used, or to be used, in the System and Network Management Business, or in a company engaged primarily in the System and Network Management

Business (if and to the extent otherwise permitted under this Indenture), or (B) to repay Secured Debt of the Issuer or any Restricted Subsidiary. The amount of such Net Cash Proceeds not used or invested within 365 days of the Asset Sale in the manner described in clauses (A) and (B) above shall constitute "Excess Proceeds."

     In the event that Excess Proceeds exceed $10.0 million, the Issuer shall make an Offer to Purchase that amount of Securities equal to the amount of Excess Proceeds at a price equal to 100% of the principal amount of the Securities to be purchased, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase and, to the extent required by the terms thereof, any other Debt of the Issuer that is pari passu with the Securities or Debt of a Restricted Subsidiary. Each Offer to Purchase shall be mailed within 30 days following the date that the Issuer shall become obligated to purchase Securities with any Excess Proceeds. Following the completion of an Offer to Purchase, the amount of Excess Proceeds shall be deemed to be reset at zero and, to the extent there are any remaining Excess Proceeds the Issuer may use such Excess Proceeds for any use which is not otherwise prohibited by this Indenture.

     The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities pursuant to such Offer to Purchase.

     (2) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1015, the Issuer shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Cash Proceeds from the Asset Sale(s) pursuant to which such Offer is being made, including, if amounts are invested in assets related to the business of the Issuers, the actual assets acquired and a statement indicating the relationship of such assets to the business of the Issuer and (iii) the compliance of such allocation with the provisions of Section 1015(1).

     The Issuer shall perform its obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Issuer shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the paying agent (or, if the Issuer is acting as its own paying agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuers. The Paying Agent (or the Issuers, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee or Authentication Agent shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuer to the Holder thereof. The Issuer shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

     SECTION 1016.  Change of Control.
                    -----------------

     (1) If a Change of Control shall occur at any time, then each Holder of Securities shall have the right to require that the Issuer purchase such Holder's Securities, in whole or in part in integral multiples of $1,000 or Euro 1,000, as the case may be, at a purchase price in cash, in an amount equal to 101% of the principal amount of such Securities or portion thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, pursuant to the Offer to Purchase and in accordance with the other procedures set forth in this Indenture. Within 30 days following the Change of Control, the Issuer will mail an Offer to Purchase to each Holder describing the transaction or transactions that constitute the Change of Control and offering to purchase Securities on the date specified in the Offer to Purchase. The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of the Securities pursuant to the Offer to Purchase.

     (2) The Issuer shall perform its obligations specified in the Offer to Purchase and the Trustee shall perform its obligations arising hereunder in connection therewith. Prior to the Purchase Date, the Issuer shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuer. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee or Authentication Agent shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuer to the Holder thereof. The Issuer shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

     (3) Notwithstanding the foregoing, the Issuer will not be required to make an Offer to Purchase upon a Change of Control if a third party makes the Offer to Purchase in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 1016 and this Indenture applicable to the Offer to Purchase made by the Issuer and purchases all Securities validly tendered and not withdrawn under such Offer to Purchase.

     SECTION 1017.  Transactions with Affiliates and Related Persons.  The
                    ------------------------------------------------
Issuer may not, and may not permit any Restricted Subsidiary to, enter into any transaction (or series of related transactions) not in the ordinary course of business with an Affiliate or Related Person of the Issuer (other than the Issuer or a Wholly Owned Restricted Subsidiary) involving aggregate consideration in excess of $5.0 million, including any Investment, either directly or indirectly, unless such transaction is on terms no less favorable to the Issuer or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person and is in the best interests of the Issuer or such Restricted Subsidiary. For any transaction (or series of related transactions) that involves less than or equal to $10.0 million, the Chief Executive Officer, President or Chief Operating Officer of the Issuer shall determine that the transaction satisfies the above criteria and shall evidence such a determination by an Officer's Certificate filed with the Trustee. For any transaction that involves in excess of $10.0 million, (a) a majority of the disinterested members of the Board of Directors shall determine that the transaction satisfies the above criteria or (b) the Issuer shall obtain a written opinion of a nationally recognized investment banking or appraisal firm stating that the transaction is fair to the Issuer or such Restricted Subsidiary.

     The foregoing limitation does not apply, and shall not apply, to (i) any transaction solely between the Issuer and any Restricted Subsidiary or solely between any Restricted Subsidiaries; (ii) the payment of reasonable and customary regular fees to directors of the Issuer who are not employees of the Issuer; (iii) any payments or other transactions pursuant to any tax-sharing agreement between the Issuer and any other Person with which the Issuer files a consolidated tax return or with which the Issuer is part of a consolidated group for tax purposes; (iv) licensing or sublicensing or the use of any intellectual property by the Issuer or any Restricted Subsidiary to the Issuer or any Restricted Subsidiary; (v) any transaction entered into for the purpose of granting or altering registration rights with respect to any Capital Stock of the Issuer; (vi) any Restricted Payments not prohibited by Section 1011 or (vii) compensation, severance and employee benefit arrangements with any officer, director or employee of the Issuer or any Restricted Subsidiary, including under any stock option or stock incentive plans, in the ordinary course of business.

     SECTION 1018.  Unrestricted Subsidiaries.  The Issuer may designate any
                    -------------------------
Subsidiary of the Issuer to be an "Unrestricted Subsidiary" as provided below in which event such Subsidiary and each other Person that is then, or thereafter becomes, a Subsidiary of such Subsidiary will be deemed to be an Unrestricted Subsidiary. "Unrestricted Subsidiary" means (1) any Subsidiary designated as such by the Board of Directors as set forth below where (a) no default with respect to any Debt of such Subsidiary or any Subsidiary of such Subsidiary (including any right which the holders thereof may have to take enforcement action against such Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt in a principal amount in excess of $10.0 million of the Issuer and its Subsidiaries (other than another Unrestricted Subsidiary) to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity and (b) the Issuer could make a Restricted Payment in an amount equal to the greater of the fair market value and book value of such Subsidiary pursuant to Section 1011 and such amount is thereafter treated as a Restricted Payment for the purpose of calculating the aggregate amount available for Restricted Payments thereunder and (2) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may not designate a Subsidiary to be an Unrestricted Subsidiary if such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, any other Subsidiary of the Issuer which is not a Subsidiary of the Subsidiary to be so designated or otherwise an Unrestricted Subsidiary. The Board of Directors may designate any Unrestricted Subsidiary a Restricted Subsidiary and shall be deemed to have made such designation if at such time the condition set forth in clause (a) in the definition of "Unrestricted Subsidiary" shall cease to be true.

     SECTION 1019. Provision of Financial Information. Whether or not the Issuer
                   ----------------------------------
is required to be subject to Section 13(a) or 15(d) of the Exchange Act, the Issuer shall file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Issuer were so required, such documents to be filed with the Commission on or prior to the respective dates (each a "Required Filing Date," collectively, the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so required. The Issuer shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Issuer files with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Issuer were required to be subject to such Sections and (b) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.

     SECTION 1020. Statement by Officers as to Default; Compliance Certificates.
                   ------------------------------------------------------------

     (1) The Issuer will deliver to the Trustee, within 90 days after the end of its fiscal year, which initially shall be December 31, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Issuer ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of
Section 801 or Sections 1004 to 1018, inclusive, and if an Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     (2) The Issuer shall deliver to the Trustee, as soon as possible and in any event within 10 days after an Issuer becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Issuer proposes to take with respect thereto.

     (3) The Issuer shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Issuer's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default under Section 1008 and Section 1011 has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.

     SECTION 1021.  Waiver of Certain Covenants.  The Issuer may omit in any
                    ---------------------------
particular instance to comply with any covenant or condition set forth in
Section 801 and Sections 1004 to

1018, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Issuer may not omit to comply with the terms of such Offer as to such Holder.


                                ARTICLE ELEVEN

                           Redemption of Securities

     SECTION 1101.  Right of Redemption.
                    -------------------

     (a) At any time prior to December 15, 2002, the Issuer may redeem up to 35% of the aggregate Outstanding principal amount of the Dollar Securities and up to 35% of the aggregate Outstanding principal amount of the Euro Securities with the Net Cash Proceeds of one or more sales of Capital Stock (other than Disqualified Stock) at a Redemption Price equal to 110.75% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and Liquidated Damages, if any, to the date of redemption; provided that at least 65% of the original principal amount of the Dollar Securities and 65% of the original principal amount of the Dollar Securities remains Outstanding immediately following such redemption. In order to effect the foregoing redemption, the Issuer must mail a notice of redemption no later than 45 days after the related sale of Capital Stock and must consummate such redemption within 60 days of the closing of the sale of Capital Stock.

     (b) The Securities further may be redeemed at the election of the Issuer, as a whole or from time to time in part, at any time on or after December 15, 2004, at the Redemption Prices specified in the form of Security hereinbefore set forth together with accrued interest to the Redemption Date.

     SECTION 1102.  Applicability of Article.  Redemption of Securities at the
                    ------------------------
election of the Issuer, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

     SECTION 1103.  Election to Redeem; Notice to Trustee.  The election of the
                    -------------------------------------
Issuer to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution of the Issuer. In case of any redemption at the election of the Issuer of the Securities, the Issuer shall, at least 40 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed (except that in the case of a redemption pursuant to Section 1101(a), notice shall be given by the Issuer to the Trustee not less than 15 days prior to the Redemption Date). In the case of any redemption pursuant to Section 1101(a), the Issuer shall also furnish the Trustee an Officers' Certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Issuer to redeem have occurred or been satisfied.

     SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.  If less
                    -------------------------------------------------
than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or Euro 1,000, as the case may be, or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000 or Euro 1,000, as the case may be.

     The Trustee shall promptly notify the Issuer and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 1105.  Notice of Redemption.  Notice of redemption shall be given
                    --------------------
by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date by the Issuer, or at its request by the Trustee (except that in the case of a redemption pursuant to Section 1101(a), the Issuer shall give notice and such notice shall be given not less than 15 nor more than 60 days prior to the Redemption Date), to each Holder of Securities to be redeemed, (with a copy to the Trustee, delivered or mailed to the Corporate Trust Office) at his address appearing in the Security Register. The Issuer shall also issue a Press Release simultaneously with issuing such notice of redemption and including all of the relevant information from such notice.

     All notices of redemption shall include the CUSIP number (or ISIN number as applicable) and shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) whether the redemption is being made pursuant to Section 1101(a) or (b) and, if being made pursuant to Section 1101(a), a brief statement setting forth the Issuer's right to effect such redemption and the Issuer's basis therefor,

          (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the sole expense of the Issuer.

     SECTION 1106.  Deposit of Redemption Price.  On or prior to any Redemption
                    ---------------------------
Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

     SECTION 1107.  Securities Payable on Redemption Date.  Notice of redemption
                    -------------------------------------
having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and any after such date (unless the Issuer shall default in the payment of the Redemption Price and any accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with any applicable accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to its terms and the provisions of Section 308.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

     SECTION 1108.  Securities Redeemed in Part.  Any Security which is to be
                    ---------------------------
redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to Section 1002 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee or Authentication Agent shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                      Defeasance and Covenant Defeasance

     SECTION 1201.  Issuer's Option to Effect Defeasance or Covenant Defeasance.
                    -----------------------------------------------------------
The Issuer may at its option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

     SECTION 1202.  Defeasance and Discharge.  Upon the Issuer's exercise of the
                    ------------------------
option provided in Section 1201 applicable to this Section, the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Issuer may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.

     SECTION 1203.  Covenant Defeasance.  Upon the Issuer's exercise of the
                    -------------------
option provided in Section 1201 applicable to this Section, (i) the Issuer shall be released from its obligations under Sections 1005 through 1018, inclusive, and Clauses (3), (4) and (5) of Section 801 and (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (3), (4) or (5) of
Section 801), 501(5) (with respect to any of Sections 1005 through 1018, inclusive), 501(6) and 501(7) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

     SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.  The
                    -----------------------------------------------
following shall be the conditions to application of either Section 1202 or
Section 1203 to the then Outstanding Securities:

     (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

     (2) In the case of an election under Section 1202, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

     (3) In the case of an election under Section 1203, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

     (4) The Issuer shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

     (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Issuer.

     (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(9) and (10) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer or any Restricted Subsidiaries is a party or by which it is bound.

     (8) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

     (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Issuer Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

     SECTION 1205.  Deposited Money and U.S. Government Obligations to Be Held
                    ----------------------------------------------------------
in Trust; Other Miscellaneous Provisions.  Subject to the provisions of the last
----------------------------------------
paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee-- collectively, for purposes of this Section 1205, the "Trustee") pursuant to
Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

     Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

     SECTION 1206.  Reinstatement.  If the Trustee or the Paying Agent is unable
                    -------------
to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1202 or 1203; provided, however, that if the Issuer makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    EXODUS COMMUNICATIONS, INC.


                                    By   /s/ Ellen M. Hancock
                                       --------------------------------------
                                      Name:  Ellen M. Hancock
                                      Title: President and CEO



                                    CHASE MANHATTAN BANK AND TRUST
                                     COMPANY, NATIONAL ASSOCIATION,
                                     as Trustee


                                    By   /s/ Cecil Bobey
                                       --------------------------------------
                                      Name:  Cecil Bobey
                                      Title: Assistant Vice President

                              ANNEX A -- Form of
                           Regulation S Certificate

                           REGULATION S CERTIFICATE

        (For transfers pursuant to Section 306(b)(1) of the Indenture)


Chase Manhattan Bank and Trust Company,
 National Association
101 California Street, Suite 2725
San Francisco, CA  94111
Attention: Corporate Trust Administration

     Re:   10 3/4% Senior Notes due 2009 of
           Exodus Communications, Inc. (the "Securities")
           ----------------------------------------------

     Reference is made to the Indenture, dated as of December 1, 1999 (the "Indenture"), between Exodus Communications, Inc. (the "Issuer") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to [U.S. $____________][Euro ____________]
principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP [ISIN] No(s). ___________________________

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Under signed, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security or an interest therein. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

     (1)  Rule 904 Transfers.  If the transfer is being effected in accordance
          ------------------
with Rule 904:

          (A) the Owner is not a distributor of the Securities, an affiliate of the Issuer or any such distributor or a person acting on behalf of any of the foregoing;

          (B) the offer of the Specified Securities was not made to a person in the United States;

          (C)  either:

               (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

               (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

          (D) no directed selling efforts in contravention of Rule 904(a)(2) have been made in the United States by or on behalf of the Owner or any affiliate thereof;

          (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Distribution Compliance Period, then the requirements of Rule 904(b)(1) have been satisfied; and

          (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     (2)  Rule 144 Transfers.  If the transfer is being effected pursuant to
          ------------------
Rule 144:

          (A)  the transfer is occurring

               (i) after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (i) after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer; and

          (B) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.


Dated:

          (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


          By:_____________________________________________ *
              Name:
              Title:

     (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

                         ANNEX B -- Form of Restricted
                            Securities Certificate

                       RESTRICTED SECURITIES CERTIFICATE

        (For transfers pursuant to Section 306(b)(2) of the Indenture)



Chase Manhattan Bank and Trust Company,
 National Association
101 California Street, Suite 2725
San Francisco, California  94111
Attention:  Corporate Trust Administration

     Re:  10 3/4% Senior Notes due 2009
          of Exodus Communications, Inc. (the "Securities")
          -------------------------------------------------


     Reference is made to the Indenture, dated as of December 1, 1999 (the "Indenture"), between Exodus Communications, Inc. (the "Issuer") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to [U.S. $_____________][Euro_____________]
principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________
     ISIN No(s), If any. ____________________
     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security or an interest in a Restricted Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, (i) the Owner is not a U.S. Person (as defined in the Indenture) and (ii) such transfer is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

     (1)  Rule 144A Transfers.  If the transfer is being effected in accordance
          -------------------
with Rule 144A:

          (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

          (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          (C) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.

     (2)  Rule 144 Transfers. If the transfer is being effected pursuant to Rule
          ------------------
144:

          (A)  the transfer is occurring

               (i) after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (ii) after a holding period of at least two years has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer; and

          (B) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, and the Initial Purchasers.

Dated:    _______________________________________________________
          (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


          By:____________________________________________________*
              Name:
              Title:

             (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

                        ANNEX C -- Form of Unrestricted
                            Securities Certificate

                      UNRESTRICTED SECURITIES CERTIFICATE

   (For removal of Securities Act Legends pursuant to Section 306(c) of the
                                  Indenture)



Chase Manhattan Bank and Trust Company,
 National Association
101 California Street, Suite 2725
San Francisco, California  94111
Attention:  Corporate Trust Trustee Administration

     Re:  10 3/4% Senior Notes due 2009
          of Exodus Communications, Inc. (the "Securities")
          -------------------------------------------------

     Reference is made to the Indenture, dated as of December 1, 1999 (the "Indenture"), between Exodus Communications, Inc. (the "Issuer") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to [U.S. $_____________][Euro _____________]
principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     [CUSIP][ISIN] No(s). ___________________________

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Under signed, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified

Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, and the Initial Purchasers.


Dated:    _______________________________________________________
          (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



          By:___________________________________________________*
             Name:
             Title:

             (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)


* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

                                      -2-